UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NEWMIL BANCORP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notes:

Reg. (S)    240-14a_101.

SEC 1913 (3-99)

NEWMIL BANCORP, INC.

Notice of Annual Meeting of Shareholders

To the Shareholders of NewMil Bancorp, Inc.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of NEWMIL BANCORP, INC. will be held at the Candlewood Valley Country Club, New Milford, Connecticut on Wednesday, April 28, 2004, at 9:30 a.m., for the purpose of considering and voting on the following matters:

1.	To elect four Directors to serve until the Annual Meeting of Shareholders in 2007 who, with the eight Directors whose terms of office do not expire at this meeting, will constitute the full Board.

2.	To approve amendments to the Corporation’s 1986 Stock Option and Incentive Plan for key officers and employees.

3.	To approve amendments to the Corporation’s 1992 Stock Option Plan for Outside Directors.

4.	To ratify the appointment of PricewaterhouseCoopers, LLP as independent auditors for the year ending December 31, 2004.

5.	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 10, 2004, are entitled to notice of and to vote at this meeting or any adjournment thereof.

By order of the Board of Directors,

Betty F. Pacocha

Secretary

New Milford, Connecticut

March 29, 2004

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

NEWMIL BANCORP, INC.

19 Main Street

New Milford, Connecticut 06776

ANNUAL MEETING OF SHAREHOLDERS

April 28, 2004

PROXY STATEMENT

INFORMATION CONCERNING THE SOLICITATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of NewMil Bancorp, Inc. (the “Corporation”), a Delaware corporation, for the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, New Milford, Connecticut on Wednesday, April 28, 2004, at 9:30 a.m. (the “Meeting”), and any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being given or sent to shareholders on or about March 29, 2004.

The Corporation will bear the costs of soliciting proxies from its shareholders. In addition to this solicitation by mail, proxies may be solicited by directors, officers and employees of the Corporation and NewMil Bank by personal interview, telephone or telegram. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Corporation’s Common Stock (as hereinafter defined) held of record by such persons, and the Corporation may reimburse such custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

Only holders of Common Stock of record at the close of business on March 10, 2004 (the “Record Date”) are entitled to vote at the Meeting. On that date, there were 4,224,106 shares of the Corporation’s $.50 par value common stock outstanding (the “Common Stock”). All shares of Common Stock outstanding carry voting rights and all shareholders are entitled to one vote per share of Common Stock held by such shareholder on each matter submitted to vote. Pursuant to the Corporation’s Bylaws, a majority of the outstanding shares entitled to vote, present either in person or by proxy, will constitute a quorum for transacting business at the Meeting.

Shares represented by properly executed proxies in the enclosed form will be voted in accordance with any specifications made therein. Proxies that contain no directions to the contrary will be voted FOR the election of all nominees for director, FOR the amendment to the 1986 Stock Option and Incentive Plan for Key Officers and Employees, FOR the amendment to the 1992 Stock Option Plan for Outside Directors, and FOR the ratification of the appointment of PricewaterhouseCoopers, LLP (“PricewaterhouseCoopers”) as the Corporation’s independent auditors for the fiscal year ending December 31, 2004. If any other business is properly presented at this Meeting, the Proxy shall be voted in accordance with the recommendations of management.

A shareholder who executes and returns a proxy on the enclosed form has the power to revoke it at any time before it is voted at the Meeting by filing with the Secretary of the Corporation an instrument revoking it, or a duly executed proxy bearing a later date, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute the revocation of a proxy. Voting by those present during the conduct of the Meeting will be by ballot.

The Corporation supports the importance of effective corporate governance. The Corporation has followed closely the developments surrounding the Sarbanes-Oxley Act of 2002, which codify to a greater extent than ever before corporate governance rules. The Board of Directors of the Corporation have participated in education sessions and strategic planning sessions on the Sarbanes-Oxley legislation and NASDAQ rules. The Corporation believes it is currently in compliance with all Sarbanes-Oxley and NASDAQ rules.

PRINCIPAL SHAREHOLDERS

The following table shows those persons known to the Corporation (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) to be the beneficial owners of more than five percent of the Common Stock as of the most recent practicable date, which is March 1, 2004. In preparing the following table, the Corporation has relied on information supplied in public filings filed by such persons with the Securities and Exchange Commission. According to this information, each person listed below is believed to have sole voting and investment powers with respect to shares beneficially owned except as noted.

Name and Address of Beneficial Owner	Shares Beneficially Owned		Percent of Class
First Manhattan Asset Company 437 Madison Ave New York, NY 10022	264,580	(1)	6.27%

(1)	Based on a Securities and Exchange Commission 13F filing for the quarter ended December 31, 2003. First Manhattan Asset Company (“First Manhattan”), a registered investment advisor, is deemed to have beneficial ownership of 264,580 shares of NewMil Bancorp, Inc. Common Stock as of December 31, 2003, all of which shares are held in investment portfolios of First Manhattan clients.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

In accordance with the Corporation’s Bylaws and the applicable laws of Delaware, responsibility for the oversight of management of the Corporation is vested in the Board of Directors. During 2003 the Board of Directors of the Corporation held thirteen regular and special meetings. The Board of Directors of the Corporation is comprised of the same individuals who serve on the Board of Directors of the Corporation’s wholly owned subsidiary, NewMil Bank (the “Bank”). Each director attended at least 75 percent of the meetings of the Board of Directors of the Corporation and any committee(s) of which he or she was a member.

Although the Corporation has not formally adopted a policy regarding attendance by directors at the Corporation’s annual meeting of shareholders, all directors are encouraged to attend the annual meetings. At the April 30, 2003 Annual Meeting, all but one of the Corporation’s directors were in attendance.

The committees of the Corporation’s Board of Directors are the Audit Committee, the Investment Committee, the Nominating Committee, and the Salary and Benefits Committee. The committees of the Bank’s Board of Directors are the Audit Committee, the Community Reinvestment Act Committee, the Investment Committee, the Loan Committee, the Nominating Committee, the Salary and Benefits Committee, and the Trust Committee.

The Corporation’s and the Bank’s Joint Audit Committee met five times during 2003. The Audit Committee is appointed by the Board of Directors to assist the Boards of the Corporation and the Bank with the monitoring of: the integrity of the financial statements of the Corporation; the compliance by the Corporation and the Bank with legal and regulatory requirements; and the independence and performance of the Corporation’s internal and external auditors. The members of the Corporation’s Audit Committee are Joseph Carlson II, Kevin L. Dumas, and Robert J. McCarthy. All of the members of the Corporation’s Audit Committee are “independent” in accordance with the independence requirements established pursuant to the Sarbanes-Oxley Act of 2002 and the rules and regulations of The Nasdaq Stock Market, Inc. A copy of the Audit Committee’s Charter is attached as Appendix A.

The Corporation’s and Bank’s Nominating Committees met once during 2003. The Nominating Committees recommend to the independent members of the Corporation’s Board of Directors candidates for director either to be elected at annual meetings of shareholders or to be appointed by the Board of Directors from time to time for the purpose of filling any vacancy on the Board of Directors. The Corporation’s practice is to recruit directors best able to provide the oversight necessary to insure the Corporation meets all of its fiduciary obligations to shareholders. When recruiting a director it is generally thought that, subject to shareholder approval, the director will become a long-term fiduciary of the Corporation. In this manner the director can serve on a variety of committees over time and bring objective oversight or specific knowledge to the oversight function. In identifying and evaluating nominees for director, the Nominating Committee considers each candidate’s experience, integrity, background and skills, potential to enhance the Bank’s image in the business community and business development opportunities, as well as any other qualities that the candidate may possess and factors that the candidate may be able to bring to the Board. The Corporation has not paid any fee to any third party for the identification or evaluation of any candidates. The Corporation is not aware of any recommendations submitted by a shareholder for nomination to the Board. The process for a shareholder to make director nominations is described below in “Proposal 1 Election of Directors”. The Nominating Committees do not currently have a charter. The members of the Corporation’s Nominating Committee are Herbert E. Bullock, Joseph Carlson II, Suzanne L. Powers and Mary C. Williams. All of the members of the Nominating Committee are “independent” under The Nasdaq Stock Market, Inc.

The Corporation’s and Bank’s Salary and Benefits Committees met twice during 2003. The Corporation’s and the Bank’s Salary and Benefits Committees make recommendations to their respective Boards of Directors on compensation for officers and employees, and on benefit plans for employees of the Corporation and the

Bank. The Bank’s Salary and Benefits Committee administers the 1986 Stock Option Plan for officers and key employees of the Bank, which includes recommendations for the granting of stock options. The members of the Salary and Benefits Committees are Kevin L. Dumas, Laurie G. Gonthier, Suzanne L. Powers and Mary C. Williams.

The Corporation’s Investment Committees met once during 2003. The Bank’s Investment Committee met twelve times during 2003. The Corporation’s Investment Committee approves investment policy and monitors the performance of the Corporation’s investment portfolio. The Corporation had no investment portfolio during 2003. The Bank’s Investment Committee approves investment, liquidity and interest rate risk policies and monitors the performance of the Bank’s investment portfolio, liquidity and interest rate risk positions. The members of the Corporation’s and the Bank’s Investment Committees are Joseph Carlson II, Kevin L. Dumas, Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy and Francis J. Wiatr.

The Bank’s Loan Committee met eighteen times during 2003. The Bank’s Loan Committee approves the loan policies of the Bank, approves certain loans and reviews all reports on the loan portfolio. The members of the Bank’s Loan Committee are Herbert E. Bullock, Joseph Carlson II, Kevin L. Dumas, Paul N. Jaber, Robert J. McCarthy, John J. Otto, Suzanne L. Powers and Francis J. Wiatr.

The Bank’s Community Reinvestment Act (“CRA”) Committee met four times during 2003. The committee was formed as a means of assuring compliance with the requirements of the Community Reinvestment Act. The members of the Bank’s CRA Committee are Herbert E. Bullock, John J. Otto, Betty F. Pacocha, Anthony M. Rizzo and Francis J. Wiatr.

Directors Compensation

The responsibilities of a director from a fiduciary standpoint are significant. The Sarbanes-Oxley Act of 2002 has added to the responsibilities and potential liabilities of corporate directors. As a result, the Corporation’s philosophy is to pay competitive retainer fees and to continue to provide long range incentives to the directors through stock options grants and to more closely align the fiscal interests of the directors with those of the shareholders, as is the case with executive management compensation.

No options were granted during 2003 to the non-employee directors because there were insufficient options available under the 1992 Stock Option Plan for Outside Directors. The Corporation has proposed amendments to that Plan so that long term incentive compensation to directors can be resumed. See “Proposal 3 – Amendment of the 1992 Stock Option Plan for Outside Directors.”

Each non-employee director received a retainer of $10,500 for 2003. The Chairman of the Audit Committee also received a retainer of $5,000 for 2003. Directors also received $700 for each Board meeting attended. Audit Committee members received $500 for each meeting attended. The members of all other committees received $350 for each meeting attended. Officers of the Corporation who are also directors receive no compensation as directors.

Director Split-Dollar Life Insurance Agreements

Effective January 1, 2002, the Bank purchased insurance on the lives of its 10 non-employee directors and entered into split-dollar insurance agreements with them. The Bank fully paid the premiums for the 10 policies with one lump sum premium payment of $2.47 million. The premium paid is recorded as an asset and the increase in the cash surrender values of the policies is recorded as income. Under the split-dollar insurance agreements, policy interests are divided between the Bank and each director. The death benefit of each director is fixed at $250,000, payable directly by the insurance company to the director’s named beneficiary. As a consequence, the Bank has no benefit obligation to the director. A director who is removed for cause or whose re-nomination is withheld for cause forfeits all benefits under the split-dollar insurance arrangement.

The Bank will receive the remainder of the death benefits after payment of the fixed $250,000 benefit to the director’s beneficiary. The Bank expects to recover from its portion of the policies’ death benefits the entire premium. The Bank also owns the cash surrender value, including accumulated policy earnings. As it does in the case of any whole life insurance policy, the cash surrender value increases over time. Because it is the intention of the Bank to hold the bank-owned life insurance until the death of the insureds, increases in cash surrender value should be tax-free income under current tax law. This compares to the taxable gain that the Bank would recognize for assets in traditional taxable investments such as U.S. Treasury or agency securities. The Bank expects that collection of death benefits on the policies, which is likewise tax free under current federal and state income taxation, will further enhance the Bank’s return.

Director Deferred Compensation Agreements

Each of directors Carlson, Dumas, Jaber, and Rizzo is a party to an unfunded, unqualified Director Deferred Compensation Agreement under which these directors have elected to defer director fees. Deferred fees are credited annually with interest at a rate based on the 5-year U.S. Treasury constant maturity index. The applicable index crediting rate for 2003 was 3.03%. Upon the later of age 65 or termination of director service with the Bank, directors are eligible to receive the deferral contribution plus accrued interest either in a lump sum or in 120 equal monthly installments.

PROPOSAL 1

ELECTION OF DIRECTORS

The Certificate of Incorporation and the Bylaws of the Corporation provide for the election of directors by the shareholders. For this purpose, the Board of Directors is divided into three classes, as nearly equal in size as possible, with one class elected each year for a three-year term, to hold office until the end of such term and until successors have been elected and qualified. The terms of office of the members of one class expire and a successor class is elected at each annual meeting of the shareholders. The Corporation’s Bylaws contain a special provision applicable only to a director who is also an officer of the Corporation; in such case, the officer/director shall be deemed to have resigned as a director should he or she, for any reason, no longer be an officer of the Corporation.

At the Meeting, the terms of four directors, Laurie G. Gonthier, Paul N. Jaber, Robert J. McCarthy, and Suzanne L. Powers expire. They have been nominated to be re-elected each for a three-year term, expiring at the annual meeting in 2007. In the event that any nominee for director is unable or declines to serve, which the Board of Directors has no reason to expect, the attorneys named in the proxy will vote for a substitute designated by the present Board of Directors.

Nominations of persons for election to the Board of Directors may be made at a meeting of shareholders by or at the direction of the Board of Directors or by any shareholder of the Corporation entitled to vote for the election of directors at the meeting who complies with certain notice procedures set forth in the Bylaws. Such nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a shareholder’s notice must be delivered to or mailed and received at the Corporation’s principal executive offices not fewer than 60 days nor more than 90 days prior to the annual meeting; provided, however, that if fewer than 50 days’ notice or prior public disclosure of the date of the annual meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Meeting was mailed or such public disclosure was made. A shareholder’s notice must set forth (a) as to each person whom the shareholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such person, (iv) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; and (v) any other information relating to such person that is required to be disclosed in solicitation of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and (b) as to the shareholder giving the notice (i) the name and address of such shareholder, as they appear on the Corporation’s books, and (ii) the class and number of shares of capital stock of the Corporation which are beneficially owned by such shareholder.

The following tables set forth information as of the most recent practicable date (March 1, 2004) based upon the Corporation’s books and records and information provided by the directors and executive officers, regarding the nominees for election as directors at the Meeting and each director continuing in office. The tables include the total number and percentage of shares of Common Stock beneficially owned by each nominee and by all directors and executive officers as a group. Each person has sole voting and investment powers with respect to shares listed as being beneficially owned by them, except as indicated in the notes following the tables.

NOMINEES FOR ELECTION FOR A THREE YEAR TERM

Name	Positions Held With the Corporation and the Bank; Principal Occupation During the Past Five Years and Directorships	Age	Has Served as a Director Since		Term Will Expire At the Annual Meeting in*	Shares of Common Stock Beneficially Owned as of March 6, 2003		Percent of Common Stock Beneficially Owned
Laurie G. Gonthier	Director; Vice President —Investments for UBS Financial Services, Middlebury, CT	53	1990		2007	32,800	(1)	0.77%
Paul N. Jaber	Director; Attorney; Former Chairman of Nutmeg Federal Savings & Loan Association	60	2000	(2)	2007	72,816	(3)	1.72%
Robert J. McCarthy	Director; Former Chairman, President and Chief Operating Officer of Norco Inc., Georgetown, CT	59	1999		2007	80,600	(4)	1.90%
Suzanne L. Powers	Director; Attorney; Former Judge of Probate	64	1988		2007	36,000	(5)	0.85%

*	Assumes election at Annual Meeting.
(1)	Includes 2,500 shares held directly by Mr. Gonthier, 13,800 shares held jointly with his spouse, 500 shares held as custodian for his son and options to purchase 16,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(2)	Mr. Jaber was elected a director of the Corporation and the Bank contemporaneously with the Corporation’s acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(3)	Includes 7,828 shares held by the Profit Sharing Plan of the law firm of Cutsumpas, Collins, Hannafin, Jaber and Tuozzolo, 60,988 held directly by Mr. Jaber and options to purchase 4,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(4)	Includes 19,000 shares held jointly by Mr. McCarthy with his spouse, 51,600 shares held by family members where Mr. McCarthy has Power of Attorney or is trustee for those shares, options to purchase 9,000 shares of Common Stock exercisable within 60 days of the most recent practicable date, and 1,000 shares held by a non-profit agency of which Mr. McCarthy is treasurer.
(5)	Includes 15,000 shares held directly by Ms. Powers, 14,000 shares held jointly by Ms. Powers with her spouse, 5,000 shares held by Ms. Powers’ spouse and options to purchase 2,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.

DIRECTORS CONTINUING IN OFFICE

Name	Positions Held With the Corporation and the Bank; Principal Occupation During the Past Five Years and Directorships	Age	Has Served as a Director Since		Term Will Expire At the Annual Meeting in	Shares of Common Stock Beneficially Owned as of March 6, 2003		Percent of Common Stock Beneficially Owned
Herbert E. Bullock	Director; Employee, Echo Bay Marina, New Milford, CT	69	1987	(1)	2006	16,400	(2)	0.39%
Joseph Carlson II	Director; Former Vice Chairman and CFO of Centerbank and Center Financial	64	1997		2005	23,000	(3)	0.54%
Kevin L. Dumas	Director; Owner of Dumas & Company, Certified Public Accounts; Former Director of NMBT Corporation	47	2000		2006	19,500	(4)	0.46%
John J. Otto	Director; President of The Otto Company; Former Director of Nutmeg Federal Savings and Loan Association	68	2000	(5)	2006	30,377	(6)	0.72%
Betty F. Pacocha	Director; Secretary of the Corporation and Executive Vice President and Secretary of the Bank	70	1997	(7)	2005	23,626	(8)	0.56%
Anthony M. Rizzo	Director; CEO of A.M. Rizzo Electrical Contractors; Former Director of Nutmeg Federal Savings and Loan Association	63	2000	(9)	2005	111,802	(10)	2.64%
Francis J. Wiatr	Director; Chairman, President, and CEO of the Corporation and Bank	53	1994	(11)	2006	152,328	(12)	3.57%
Mary C. Williams	Director; Former Vice President of J & J Log and Lumber Corp.	64	1990		2005	76,000	(13)	1.79%
All Directors and Executive Officers as a Group (19 Persons)						807,954	(14)	18.33	%(15)

(1)	Mr. Bullock has been a director of the Corporation since its formation in 1987. Mr. Bullock has been a director of the Bank since 1972.
(2)	Includes 400 shares held jointly by Mr. Bullock with his spouse and options to purchase 16,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(3)	Includes 10,000 shares held directly by Mr. Carlson and options to purchase 13,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(4)	Includes 12,000 shares held directly by Mr. Dumas, 500 shares held jointly with his brother and options to purchase 7,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(5)	Mr. Otto was elected a director of the Corporation and the Bank contemporaneously with the Corporation’s acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(6)	Includes 26,377 shares held directly by Mr. Otto and options to purchase 4,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(7)	Ms. Pacocha has been an employee of the Bank since 1961 and she has served as Secretary of the Corporation since 1992.

(8)	Includes 17,626 shares held directly by Ms. Pacocha and options to purchase 6,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(9)	Mr. Rizzo was elected a director of the Corporation and the Bank contemporaneously with the Corporation’s acquisition of Nutmeg Federal Savings & Loan Association on November 9, 2000.
(10)	Includes 107,802 shares held jointly with Mr. Rizzo and his spouse and options to purchase 4,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(11)	Mr. Wiatr was appointed President of the Corporation and President and Chief Executive Officer (“CEO”) of the Bank on March 21, 1994. He was appointed Chairman and CEO of the Corporation and Chairman of the Bank on August 5, 1997.
(12)	Includes 113,598 shares held directly by Mr. Wiatr and options to purchase 38,730 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(13)	Includes 62,000 shares held directly by Ms. Williams and options to purchase 14,000 shares of Common Stock exercisable within 60 days of the most recent practicable date.
(14)	Includes 185,530 shares issuable upon the exercise of options exercisable by such persons within 60 days of the most recent practicable date.
(15)	For the purpose of calculating the percentage of Common Stock beneficially owned by the directors and executive officers as a group, the total number of shares outstanding includes 185,530 shares issuable upon the exercise of options that may be exercised by such persons within 60 days of the most recent practicable date (the “Option Shares”).

THE NOMINEES FOR DIRECTOR MUST BE ELECTED BY A MAJORITY OF THE SHARES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSED NOMINEES.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Corporation’s directors and executive officers, and persons who own more than ten percent of a registered class of the Corporation’s equity securities (collectively referred to as the “Insiders”), to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Insiders are required by the Exchange Act to furnish the Corporation with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to the Corporation and written representations that no other reports were required, the Corporation believes that during 2003 all Section 16(a) required filings applicable to the Corporation’s Insiders were made on time.

EXECUTIVE COMPENSATION

The following Summary Compensation Table sets forth cash compensation and certain other compensation paid or accrued by the Corporation or the Bank for services in all capacities rendered during the years ended December 31, 2003, 2002 and 2001, to the Corporation’s CEO and the four most highly compensated executive officers of the Corporation and the Bank, other than the CEO, whose annualized cash compensation for the year ended December 31, 2003, determined in accordance with Item 402 of SEC Regulation S-K, exceeded $100,000 (together, the “Named Executives”).

Summary Compensation Table

		Annual Compensation Awards			Long Term Compensation
(a)	(b)	(c)	(d)	(e)	(g)	(i)
Name and Principal Compensation Position	Year ended	Salary ($)(1)	Bonus ($)(1)	Other Annual Compensation ($)(2)	Options/ SARs(#)	All Other ($)(3)
Francis J. Wiatr	12/31/2003	$325,000	$175,000	$—	—	$14,602
Chairman, President and	12/31/2002	325,000	125,000	—	—	12,751
CEO of the Corporation and the Bank	12/31/2001	215,000	150,000	—	—	9,979
B. Ian McMahon	12/31/2003	130,000	130,000	—	—	5,374
Senior Vice President	12/31/2002	130,000	70,000	—	—	5,629
& CFO of the Bank	12/31/2001	130,000	—	—	—	5,652
Betty F. Pacocha	12/31/2003	140,000	75,000	—	—	11,129
Executive Vice President	12/31/2002	140,000	50,000	—	—	7,868
& Secretary of the Bank	12/31/2001	110,000	75,000	—	—	6,492
William Starbuck	12/31/2003	125,000	45,000	—	—	6,346
Senior Vice President	12/31/2002	125,000	20,000	—	—	6,349
of the Bank	12/31/2001	120,000	10,000	—	—	5,180
Terrence J. Shannon	12/31/2003	115,000	45,000	—	—	5,899
Senior Vice President	12/31/2002	115,000	35,000	—	—	6,785
of the Bank	12/31/2001	100,000	35,000	—	—	5,342

(1)	Salary and bonus figures include amounts deferred under the Bank’s 401K Profit-Sharing Plan.
(2)	Perquisites and other personal benefits paid to the Named Executives did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonuses reported for the Named Executive for the year ended December 31, 2003.
(3)	The amounts reported for All Other Compensation for year ended December 31, 2003 include the following: (i) Group Term Carve Out Split Dollar Term life insurance premiums paid by the Corporation or the Bank in the year ended December 31, 2003, on behalf of each of the named executives: Mr. Wiatr, $2,726; Mr. McMahon, $174; Ms. Pacocha, $5,686; Mr. Starbuck, $1,346; and, Mr. Shannon, $1,299; and (ii) Contribution match paid by the Bank under the Bank’s 401K Plan in the year ended December 31, 2003, on behalf of the named executives: Mr. Wiatr, $11,876; Mr. McMahon, $5,200; Ms. Pacocha, $5,443; Mr. Starbuck, $5,000; and, Mr. Shannon, $4,600. The Named Executives’ benefits and the Bank’s costs for the insurance purchased on the Named Executives’ lives under the split dollar agreements associated with the Named Executives’ Salary Continuation Agreements are not reflected in this Summary Compensation Table. See “Salary Continuation and Split Dollar Agreement.”

The following table provides detailed information concerning stock options exercised by the Named Executives during the year ended December 31, 2003. This table also provides information concerning the number and value of specified exercisable (“vested”) and unexercisable (“unvested”) stock options at

December 31, 2003. Finally, this table reports the value of unexercised “in-the-money” stock options at December 31, 2003, which represents the positive spread between the exercise price of any such existing stock options and the fair market value of the Corporation’s Common Stock on December 31, 2003 (represented by the average of the bid and asked price, $29.16).

Aggregated Option/SAR Exercises During Year Ended December 31, 2003

Option/SAR Value Table

(a)	(b)	(c)	(d)	(e)
Name	Shares Acquired on Exercise(#)	Value(1) Realized($)	Number of Unexercised Options/SARs at December 31, 2003 Exercisable/Unexercisable	Value of Unexercised In-the-Money Options/SARs at December 31, 2003 Exercisable/Unexercisable(2)
Francis J. Wiatr (3)	—	$—	145,000/0	$3,366,950/$—
Terrence J. Shannon (4)	5,000	94,950	21,000/0	430,235/—
B. Ian McMahon	5,000	111,250	16,000/0	314,560/—
Betty A. Pacocha	7,500	137,017	6,000/0	109,335/—
William D. Starbuck	1,200	14,051	2,300/0	40,546/—

(1)	Based on the closing price of the Corporation’s common stock as reported on The Nasdaq Stock Market, Inc. on the exercise date(s).
(2)	Based on the average of the bid and asked price of the Corporation’s common stock as reported on The Nasdaq Stock Market, Inc. on December 31, 2003.
(3)	Mr. Wiatr exercised 106,270 options after December 31, 2003.
(4)	Mr. Shannon exercised 5,000 options after December 31, 2003.

Options/SAR Grants

The following table provides information on securities authorized for issuance under the Corporation’s equity compensation plans.

Equity Compensation Plan Information

as of December 31, 2003

Plan Category	Number of Securities to be issued upon exercise of outstanding options	Weighted-Average exercise price of outstanding options	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
NewMil’s 1986 Stock Option and Incentive Plan and NewMil’s 1992	(a)	(b)	(c)
Stock Option Plan for Outside Directors Approved by Shareholders	381,807	$9.45	54,566(1)

(1)	Under NewMil’s 1986 Stock Option and Incentive Plan and NewMil’s 1992 Stock Option Plan for Outside Directors there were 2,066 and 2,000, respectively, option shares remaining available for future issuance as of March 10, 2004.

NewMil’s 1986 Stock Option and Incentive Plan (“Employee Plan”) authorizes the granting of both incentive and non-incentive stock options and stock appreciation rights (SARs) to officers and other key employees by the Salary and Benefits Committee of the Board. During the last three years there were no SARs granted to any employee under the Employee Plan by the Salary and Benefits Committee of the Board. The Employee Plan provides for the granting of options to purchase shares of Common Stock for terms of up to 10 years at an exercise price not less than 85% of the fair market value of NewMil’s stock on the date of the grant. NewMil’s 1992 Stock Option Plan for Outside Directors (“Director Plan”) provides for automatic grants of 2,000 options each January 1st to each non-employee director, provided options are available (no options currently remain available and no options were granted in 2003). The Director Plan provides for the granting of options to purchase shares of Common Stock for terms of up to 10 years at an exercise price of not less than the fair market value of NewMil’s stock on the date of the grant. The options are fully vested six months after the time of the grant.

Employment Agreements

The Corporation entered into an employment agreement as of January 1, 2002, with Mr. Wiatr, superseding the employment agreement with the Bank dated March 28, 1994, as amended October 20, 1996, and further amended August 3, 1998. Mr. Wiatr’s employment agreement provides for:

•	a base salary of $325,000 during its term, or such greater amount as may be agreed upon from time to time; and

•	participation throughout the term of the employment agreement in any and all officer or executive compensation, bonus, incentive, and benefit plans, including without limitation plans providing pension, medical, dental, disability, and group life benefits, and 401(k) retirement plans.

Mr. Wiatr also agrees to serve as a director of the Corporation and the Bank for as long as he continues as an officer of the Corporation and the Bank.

With an original term of three years from January 1, 2002, Mr. Wiatr’s employment agreement renews automatically for successive one-year periods at each anniversary date, unless the Board of the Corporation gives Mr. Wiatr written notice before automatic renewal that the term of the employment agreement will not be extended. As a result of automatic renewals, the employment agreement has a new three-year term at each anniversary, with a terminus currently of December 31, 2006. The employment agreement contains a legal fee reimbursement provision for litigation or other legal action associated with the interpretation, enforcement, or defense of Mr. Wiatr’s rights under the agreement up to a maximum of $500,000.

If Mr. Wiatr’s employment is terminated without cause, or if Mr. Wiatr terminates employment for good reason, Mr. Wiatr’s base salary and other benefits will continue for a period of 36 months from the date of termination (other than continued participation in 401(k) retirement plan(s) or any stock plans). Additionally, Mr. Wiatr would be entitled to a cash-out payment equal to the value of unvested stock options or stock awards and unvested contributions to his 401(k) plan account as of the effective date of termination, each payable in a single lump sum within 90 days after his termination of employment. The Corporation must also provide Mr. Wiatr with outplacement assistance in the amount of $25,000. Mr. Wiatr may terminate his employment with 30 days’ advance written notice to the Corporation, whether with or without good reason. For purposes of the employment agreement, termination for good reason means a material reduction in his salary or benefits; involuntary reduction or discontinuance of his participation in any officer or employee benefit plans; transfer to a location more than 15 miles from the Corporation’s principal executive offices; a change in his status or responsibilities without his consent; a material breach of the employment agreement by the Corporation that is not corrected within a reasonable time; failure to obtain assumption of the Corporation’s obligations under the employment agreement by any successor; or termination of his employment effected in a manner that does not satisfy the terms of the employment agreement.

Mr. Wiatr’s employment agreement provides that if the Corporation experiences a change in control, Mr. Wiatr will be entitled to receive a lump sum cash payment equal to three times his annual compensation, which includes his base salary at the time of the change in control, and any bonuses or incentive compensation earned for the calendar year immediately preceding the year in which the change in control occurs. The change-in-control payment will be paid to Mr. Wiatr no later than five days after the change in control occurs or is deemed to have occurred. In addition, Mr. Wiatr becomes fully vested in any qualified and non-qualified plans, programs, or arrangements which he participated in which do not address the effect of a change in control. The Corporation will also contribute or cause to be contributed to Mr. Wiatr’s 401(k) plan account the matching and profit-sharing contributions that would have been paid had his employment not terminated prior to the end of the plan year, and cause to be continued life, health, and disability coverage substantially identical to the coverage maintained by the Corporation for Mr. Wiatr before his termination. A change in control under the employment agreement means if any of the following events occur:

1) NewMil Bancorp, Inc. shall have merged into or consolidated with another corporation, or merged another corporation into NewMil Bancorp, Inc., on a basis whereby 50% or less of the total voting power of the surviving corporation is held by persons who were shareholders of NewMil Bancorp, Inc. before the merger or consolidation;

2) a report on Schedule 13D or another form or schedule (other than Schedule 13G) is filed or required to be filed under sections 13(d) or 14(d) of the Securities Exchange Act of 1934, if the schedule discloses that the filing persons or persons acting in concert has or have become the beneficial owner of 25% or more of a class of NewMil Bancorp, Inc. voting securities;

3) during any period of two consecutive years, individuals who at the beginning of the two-year period constitute the board of NewMil Bancorp, Inc. cease for any reason to constitute at least a majority of the board, unless the election of each director who was not a director at the beginning of the two-year period is approved in advance by at least two thirds of the directors then in office who were directors at the beginning of the two-year period; or

4) NewMil Bancorp, Inc. shall have sold substantially all of its assets to a third party.

Change-in-control payments are not limited to amounts that would be fully deductible for federal income tax purposes pursuant to Section 280G of the Internal Revenue Code of 1986, as amended, and the Corporation will be additionally obligated to reimburse Mr. Wiatr for any excise tax he incurs on such payments pursuant to Section 280G and related I.R.C. provisions. Under the terms of the employment agreement, Mr. Wiatr is not entitled to duplicate compensation and benefit payments if his employment is terminated without cause or if he terminates employment with good reason within 24 months after a change in control.

The Corporation has also entered into change-of-control agreements with Ms. Pacocha, Mr. McMahon and Mr. Shannon and four other executive officers of the Bank. The agreements provide that the executive will be entitled to a lump sum cash payment equal to a multiple times the executive’s annual compensation if the executive is involuntarily terminated without cause within two years after a change in control or if the executive voluntarily terminates employment for good reason within two years after a change in control. The change-of-control agreements use the same definitions of “change in control” and “good reason” used in Mr. Wiatr’s employment agreement. In Mr. McMahon’s case alone, during a 90-day period beginning one year after the change of control, he would be able to terminate employment and demand payment of his lump sum severance under the change-of-control agreement regardless of whether good reason for voluntary termination exists. For the purpose of these agreements, annual compensation means the executive’s annual base salary on the date of the change in control or date of termination, whichever amount is greater, plus any bonuses or incentive compensation earned for the calendar year immediately before the year in which the change in control occurred, or immediately before the year in which the executive’s termination of employment occurred, whichever amount is greater, regardless of when the bonus or incentive compensation was paid. Ms. Pacocha, Mr. McMahon and Mr. Shannon will be entitled to multiples of 1.0, 2.99 and 1.5, respectively, times their annual compensation. The Corporation expects in 2004 to enter into a similar change-of-control agreement with Senior Vice President William D. Starbuck, with a multiple of 1.0 times annual compensation potentially payable for termination after a change in control.

Executive Group Term Carve-Out Split Dollar Life Insurance Agreements

The Corporation believes that adequate life insurance for key executives is an essential component of the compensation necessary to retain and reward excellent executive officer service. Bank executives have life insurance benefits under the group term life insurance program available to employees generally. Under current federal income tax law, a corporation may provide its employees with a group term life insurance death benefit of up to $50,000 on a tax-free basis. But the cost of providing a death benefit exceeding $50,000 is taxed currently to the employee as ordinary income. The executive group term carve-out split dollar life insurance plan supplements the executives’ rights under the basic group term life insurance program available to employees generally, replacing the taxable portion of the group term life insurance plan with permanent life insurance.

Effective January 1, 2002, the Bank purchased insurance policies on the lives of seven executive officers, making a single premium payment of $2.54 million. The officers covered by the group term carve-out split dollar insurance include four of the executive officers named in the Summary Compensation Table above, Mr. McMahon, Mr. Shannon, Mr. Wiatr and Mr. Starbuck. The Bank and the executives share rights to death benefits payable under the policies. An executive’s beneficiaries will receive an aggregate amount equal to —

(a) for death before retirement: If the executive dies while actively employed by the Bank, his or her beneficiaries will receive either $1,000,000 or an amount equal to twice the officer’s current annual salary at the time of death, whichever amount is less, in either case less the executive’s $50,000 group term life insurance benefit under the Bank’s basic group term life insurance plan, and

(b) for death after normal retirement at age 65, for death after reaching age 55 with 10 years of service, for death after termination due to disability, or for death after termination of service within three years after a change in control: If the executive is no longer employed by the Bank at the time of death, his or her beneficiaries will receive either $1,000,000 or an amount equal to the executive’s salary at the time his or her employment terminated, whichever amount is less. However, the death benefit will be payable to the executive’s beneficiaries if and only if the executive’s termination satisfied one of three conditions: (1) the executive’s employment terminated within three years after a change in control, or (2) the executive terminated employment after having reached age 55 with at least 10 years of service to the Bank, or after having reached age 65 regardless of years of service, or (3) the executive’s employment terminated because of disability.

No death benefits are payable, however, if the executive’s employment terminated for cause. The term “change in control” has the same meaning in the group term carve-out plan as it has for purposes of the CEO’s Employment Agreement, discussed above.

The Bank will receive the remainder of death benefits payable under the group term carve-out split dollar insurance. The Bank expects to recover in full the premium paid by it from the Bank’s portion of the death benefits, or upon the cancellation or purchase of the policies by the executives. The death benefit payable to an executive’s beneficiary is payable directly by the insurance company to the named beneficiary. As a consequence, the Bank has no benefit obligation to the participants in the executive group term carve-out split dollar life insurance plan.

The Board believes that the bank-owned life insurance used to finance the director split-dollar insurance agreements, the salary continuation agreement for the benefit of the CEO, discussed below, and the group term carve-out insurance program established for executive officers allows the Bank to implement in a cost-effective manner compensation programs that serve the vital purpose of attracting, retaining, and rewarding valued director and executive officer service.

EMPLOYEE BENEFIT PLANS

Pension Plan

The Bank maintains a non-contributory defined benefit pension plan (the “Pension Plan”) that is qualified under the Internal Revenue Code and complies with the requirements of the Employee Retirement Income Security Act of 1984 (“ERISA”).

Effective September 1, 1993, the Pension Plan was curtailed and the crediting of additional benefits to participants under the Pension Plan discontinued. Distributions of vested benefits will be made after the retirement of vested participants. If a participant terminates employment before attaining the normal retirement date as set forth in the Pension Plan, the Pension Plan’s vesting provisions will govern whether such participant is entitled to any benefits pursuant to such Pension Plan.

The Pension Plan covers full-time employees, as of September 1, 1993, who had attained the age of 21 years and had completed at least six months service with the Bank at September 1, 1993. The Pension Plan provides in general for monthly payments to or on behalf of each covered employee upon such employee’s retirement at age 62 or 65, depending upon whether their employment began before April 1, 1976, or after that date. Annual payments are based upon the employee’s base annual compensation for the highest paid three years of employment through September 1, 1993, and such employee’s covered months of service to a maximum of 60 percent.

The Pension Plan provides for optional early retirement benefits provided a participant has attained age 58 and completed at least 25 years of service with the Bank or attained the age of 62 depending on whether their employment began before April 1, 1976 or after that date. The Pension Plan also provides death benefits comparable to the benefits offered in the case of early retirement. To fund the benefits provided by the Pension Plan, the Bank makes an annual contribution, if required, for the benefit of eligible employees computed on an actuarial basis. No contribution was required or made during the last fiscal year. Contributions to the Pension Plan fund are paid entirely by the Bank and expenses of administering the Pension Plan are paid from the fund.

The following table illustrates annual pension benefits for retirement in fiscal 2003 at age 65 under the most advantageous Pension Plan provisions available for various levels of compensation and years of service. The Bank’s Pension Plan does not provide for Social Security integration.

Pension Plan Years of Service (b)
Average Final Earnings (a)	15 Years	20 Years	25 Years	30 Years	35 Years
$25,000	$7,500	$10,000	$12,500	$15,000	$15,000
50,000	15,000	20,000	25,000	30,000	30,000
75,000	22,500	30,000	37,500	45,000	45,000

(a)	Average of highest three years of base annual compensation.
(b)	Benefits are computed based on the participant’s average of highest three years of annual compensation and the number of months of service, up to a maximum of 60%. The Pension Plan does not provide for Social Security integration.

As of December 31, 2003, Ms. Pacocha’s salary for pension benefit purposes was $57,188 and she had thirty-three years of service accrued. Due to cost of living adjustments and Ms. Pacocha’s deferral of benefits beyond her normal retirement date, Ms. Pacocha’s monthly benefit under the Plan amounts to $10,535.88. No amounts would be payable to Messrs. Wiatr, McMahon, Starbuck or Shannon pursuant to the Pension Plan, as they are not participants in the Pension Plan.

Savings and Protection Plan

The Bank’s Profit-Sharing Plan has a 401K provision that allows for a defined contribution by employees with a match by the Bank of 100% on the first 3% and 50% of the next 2% of an employee’s salary. If an employee elects to contribute greater than 5% of his or her salary, the Bank’s match is capped at 100% of the first 3% and 50% of the next 2% of the employee’s salary. The Bank’s total matching contribution for the year ended December 31, 2003, was $190,000. All contributions under the 401K are vested when made, except to the extent adjustment may be necessary to comply with applicable allocation restrictions that apply to 401K plans generally.

The Bank maintains a non-contributory profit-sharing feature to the Profit Sharing Plan that benefits all full-time employees and follows the same eligibility requirements contained in the Bank’s Pension Plan. Contributions to the Profit Sharing Plan are determined annually by the Board of Directors of the Bank on a discretionary basis. No contributions were made to the profit-sharing feature of the Profit Sharing Plan for the year ended December 31, 2003.

The Board of Directors of the Bank reviews the structure of the Profit-Sharing Plan annually, and makes whatever adjustments it deems appropriate. The Bank has no long-term agreement or commitment to maintain the Profit-Sharing Plan.

Salary Continuation and Split Dollar Agreement

The Bank has entered into Salary Continuation Agreements with Mr. Wiatr and Mr. Shannon and two other executive officers of the Bank. The agreements are intended to provide each executive with a fixed annual benefit for 15 years for retirement on or after the normal retirement age of 65.

The Salary Continuation Agreements provide for reduced benefits in the case of early termination or in the case of termination due to disability. Benefits under the Salary Continuation Agreement are also payable to Mr. Wiatr if a change in control occurs, and to Mr. Shannon if his employment is involuntarily terminated without cause or if he voluntarily terminates employment for good reason within two years after a change in control. The term “change in control” is defined in the Salary Continuation Agreement as

•	a merger occurring and as a consequence the Corporation’s shareholders end up with less than 50% of the resulting company’s voting stock, or

•	a beneficial ownership report is required to be filed under sections 13(d) or 14(d) of the Securities Exchange Act of 1934 by a person (or group of persons acting in concert) to report ownership of 25% or more of the Corporation’s voting securities, or

•	during any period of two consecutive years, individuals who constitute the Corporation’s Board of Directors at the beginning of the two-year period cease for any reason to constitute a majority of the board. Directors elected during the two-year period are treated as if they were directors at the beginning of the period if they were nominated by at least two-thirds of the directors in office at the beginning of the period.

Like Mr. Wiatr’s employment agreement discussed above, Mr. Wiatr’s Salary Continuation Agreement also provides for payment of a tax gross-up benefit if Mr. Wiatr’s benefits on account of a change in control are subject to excise taxes under sections 280G and 4999 of the Internal Revenue Code. The Bank has also agreed to pay legal fees incurred by Mr. Wiatr associated with the interpretation, enforcement, or defense of his rights under the Salary Continuation Agreement, up to a maximum of $500,000 for Mr. Wiatr.

Effective January 1, 2002, the Bank purchased insurance policies on the lives of three executive officers, making a single premium payment of $4.34 million. The premium amounts are not reflected in the Summary Compensation Table. If either of Mr. Wiatr or Mr. Shannon dies in active employment with the Bank, his beneficiaries will be entitled to a death benefit under a split dollar agreement entered into at the same time the Salary Continuation Agreement was entered into, but no benefits will be payable under the Salary Continuation Agreement. Once either of Mr. Wiatr or Mr. Shannon terminates employment with the Bank, however, he will be entitled to benefits solely under the Salary Continuation Agreement, and no benefits will be payable to his beneficiaries under the split dollar agreement when he dies. If the executive dies before the normal retirement age but in active service to the Bank, his or her beneficiaries will receive a life insurance death benefit in a fixed amount equivalent to his account balance that would be maintained by the Bank as of the executive’s normal retirement age. The Bank is entitled to any insurance policy death benefits remaining after payment to the executive’s beneficiary(ies). The Bank expects to recover the premium in full from its portion of the policies’ death benefits. The Bank purchased the policies as a source of funds for the Salary Continuation Agreement obligations arising out of each executive’s death before retirement, as well as an investment to finance post-retirement payment obligations. Although the Bank expects the policies to serve as a source of funds for death benefits payable under the Salary Continuation Agreements, the executives’ contractual entitlements under the Salary Continuation Agreements are not funded. These contractual entitlements remain contractual liabilities of the Bank, payable after the executive’s termination of employment.

The following table shows benefits payable under the Salary Continuation Agreements to Mr. Wiatr and Mr. Shannon.

	Annual benefit payable under the Salary Continuation Agreement for 15 years for			Lump sum payable on 12/31/03 after a change in control occurring in 2003		Life insurance death benefit if the executive dies in 2003
Named executive officer	disability occurring in 2003 (1)	early termination occurring in 2003(1)	retirement on or after normal retirement age 65(2)

Francis J. Wiatr	$53,516	$53,516	$158,000	$1,302,056	(3)	$1,429,211

Terrance J. Shannon	$15,566	$15,566	$30,000	$258,156	(4)	$271,369

(1)	Early termination and disability benefits are payable if employment terminates before the normal retirement age. The disability benefit amount increases for each year of service up to the normal retirement age of 65.
(2)	The early termination benefit increases in amount until normal retirement age. Mr. Wiatr and Mr. Shannon will reach the normal retirement age of 65 in 2015 and 2006, respectively.
(3)	The change-in-control lump sum payable under Mr. Wiatr’s Salary Continuation Agreement if a change in control occurs is determined by taking the executive’s normal retirement age accrual balance and discounting that sum back to the executive’s current age as if the executive had an additional 108 months of service and 108 additional months of age on the date of the executive’s termination of employment at a 4% discount rate. The amount shown assumes a change in control occurs in 2004. The CEO’s employment agreement and Salary Continuation Agreement also provide for an additional tax gross-up payment if the total payments and benefits due as a result of a change in control exceed the limits under section 280G of the Internal Revenue Code. The gross-up feature is discussed in the description of Mr. Wiatr’s employment agreement. The figures in the table above do not include any tax gross-up payments.
(4)	The change-in-control lump sum payment is payable within three days after the executive’s termination, if the executive’s employment is involuntarily terminated without cause or if he voluntarily terminates employment for good reason within two years after a change in control. The change-in-control lump sum payable under Mr. Shannon’s Salary Continuation Agreement is determined by taking the executive’s normal retirement age accrual balance and discounting that sum back to the executive’s current age as if the executive had an additional 12 months of service and 12 additional months of age on the date of the executive’s termination of employment at a 4% discount rate. The amount shown assumes a change in control occurs in 2004.

REPORT OF THE SALARY AND BENEFITS COMMITTEE ON EXECUTIVE COMPENSATION

Due to the significant growth of the Bank, the Board of Directors decided to update its informal compensation policy as it relates to executive management in 2001. Clark-Bardes Consulting, a preeminent compensation consultant to the financial services industry was engaged at that time to update senior executive compensation practices.

The Salary and Benefits Committee uses industry salary surveys as a guide for the compensation ranges in effect for executive management. All compensation programs that are in effect for senior managers are reviewed including base pay and performance bonus ranges, stock option grants, and change-of-control and retirement plans.

In this exercise NewMil Bank compares itself to publicly traded peer group banks both at the national and regional level and as a result the Salary and Benefits Committee has another tool to measure the appropriateness of executive compensation in all forms and can be assured that it has examined it in a fashion that is closely aligned with the performance objectives of the position and ultimately shareholder interests.

The Salary and Benefits Committee makes decisions on compensation for executive officers. Because the business of the Corporation consists of the business of the Bank, no separate cash compensation is paid to the executive officers of the Corporation. Except for Mr. Wiatr, who participated in discussions concerning Ms. Pacocha’s compensation, no other members of the Committee who participated in these decisions are employed by the Corporation or the Bank, neither do any of these members have an interlocking relationship with a compensation committee of another entity, nor do they participate in any of the Corporation’s or Bank’s executive compensation plans.

In addition, the Salary and Benefits Committee, none of whose members are employees of the Corporation or the Bank, makes recommendations to the Board of Directors concerning the grant of stock options pursuant to the 1986 Plan to employees, including director and non-director executive employees. Based on these recommendations, the Board of Directors makes decisions regarding the grant of any such options (with Mr. Wiatr and Ms. Pacocha not participating in decisions concerning themselves). This Committee also makes recommendations to the Board of Directors on compensation for other officers and employees and on other benefit plans for employees of the Corporation and the Bank.

In addition to these considerations described above, the Committee considers the Corporation’s and the Bank’s performance, the accomplishment of business objectives, and the individual’s contribution to earnings and shareholder value in setting senior officer compensation levels. The three principal components of executive officers’ compensation are salary, performance cash bonuses, and stock options. The Committee considers granting bonuses only when it determines that performance is meritorious and exceptional, and only after consideration of such factors as the Bank’s performance for such year compared to prior years, and the time and effort exerted by management. These decisions are made on a judgmental basis, and not according to a specific formula. The Corporation’s CEO, Mr. Wiatr, received a salary of $325,000 during the year ended December 31, 2003, the same salary he received for the prior year. A performance bonus of $175,000 was paid to Mr. Wiatr for the year ended December 31, 2003, based on the Bank’s profitability and the satisfaction of other Committee approved goals and objectives. The Committee chose to recognize meritorious performance by Ms. Pacocha, Mr. McMahon, Mr. Starbuck and Mr. Shannon in the year ended December 31, 2003, by awarding performance bonuses as reflected in the Summary Compensation Table.

Salary and Benefits Committee of the Corporation and the Bank

Kevin L. Dumas	Suzanne L. Powers
Laurie G. Gonthier	Mary C. Williams

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Board of Directors adopted a written charter for the Audit Committee a copy of which is attached to this Proxy Statement as Appendix A. The members of the Audit Committee are “independent” under the rules and regulations of the Securities Exchange Act of 1934 and The Nasdaq Stock Market, Inc. All Audit Committee members are considered to be financially literate by the Board of Directors of the Corporation. Joseph Carlson II and Kevin Dumas have accounting or related financial management expertise and are considered by the Corporation to be “financial experts” as defined by the Securities and Exchange Commission rules and regulations.

The Audit Committee has reviewed and discussed the audited financial statements, for December 31, 2003, with management. The Audit Committee has discussed with PricewaterhouseCoopers, LLP the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received from PricewaterhouseCoopers the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee has discussed with PricewaterhouseCoopers the auditors’ independence from the Corporation. Based upon these discussions the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Form 10-K, for the year ended December 31, 2003.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the PricewaterhouseCoopers, the Bank’s and Corporation’s independent auditors, and Carlin, Charron & Rosen, LLP, the Bank’s and Corporation’s internal auditors. All requests for audit and non-audit services are presented to the Audit Committee for approval prior to commencement.

Audit Committee of the Board of Directors of the Corporation and the Bank

Joseph Carlson II	Kevin L. Dumas
Robert J. McCarthy

PERFORMANCE GRAPH

The following graph compares over the last five years the cumulative total shareholder return on the Corporation’s Common Stock, based on the market price of the Corporation’s Common Stock, with the cumulative total return of companies on the S&P 500 Index and the reported total return of companies on the SNL New England Thrift Index. The return values were calculated based on cumulative total return values assuming reinvestment of dividends. The graph assumes a $100 investment on December 31, 1998.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

During the year ended December 31, 2003, certain directors and officers of the Corporation and the Bank and associates of such directors and officers have been and currently are customers of the Bank and the Corporation and have had banking and other transactions with the Bank and the Corporation. All transactions, including loans, if any, made to such persons and their associates (a) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers of the Bank, (b) were made in the ordinary course of business, and (c) did not involve more than the normal risk of collectability or present other unfavorable features.

During the year ended December 31, 2003, the Bank and the Bank’s Pension Plan and Profit-Sharing Plan paid USB Financial Services fees or commissions for investment services. Some of the commissions that were paid to UBS Financial Services were earned by Director Laurie G. Gonthier, a Vice President of Marketing for UBS Financial Services in Middlebury, Connecticut. The commissions paid to Laurie G. Gonthier did not exceed $60,000 on an annualized basis.

PROPOSAL 2

AMENDMENT OF THE 1986 STOCK OPTION AND

INCENTIVE PLAN FOR KEY OFFICERS AND EMPLOYEES

On February 20, 2004, the Board of Directors adopted amendments to and restated the Corporation’s 1986 Stock Option and Incentive Plan (the “Plan”), subject to approval by the shareholders, pursuant to which (i) the aggregate number of shares of stock subject to options which may be granted under the Plan will increase by 200,000 shares, making 202,066 shares available for grant, and (ii) the term of the Plan will be extended until April 28, 2014. The Amendment is designed to allow the Corporation and the Bank to continue to attract and to retain key personnel through the use of an executive stock option incentive plan. The Board of Directors believes that issuance of stock options in the past has had a positive effect on the incentive of key personnel to perform consistent with the interests of shareholders, and that the increase in available options will further support that goal. The following description is a summary of the material terms of the Plan as amended and restated and does not purport to be a complete description.

General

The Plan was originally adopted by shareholders in October of 1986, and was amended in 1994, 1997 and in 2000. At January 21, 2004, there were only 2,066 shares remaining available for grant under the Plan. If the amendment is approved, shares available under the Plan will increase from 2,066 available to 202,066 shares. All full-time employees are eligible for awards under the Plan so long as they are not eligible to receive options under any stock option plan of the Corporation or the Bank maintained for outside directors, such as the 1992 Stock Option Plan for Outside Directors (see Proposal 3 below). Options already granted pursuant to the Plan are not affected by the proposed Amendment. Although utilizing substantially the language of the Plan as amended in 2000, the Amendment will be deemed to be a new plan for the purposes of Internal Revenue Code of 1986, as amended, Section 422(b)(3) with respect to the 2,066 options not previously granted.

Types of Awards

General.    The Plan provides for incentive stock options and nonqualified stock options (“Stock Options”), stock appreciation rights (“SAR”), and performance awards. There are no SAR’s or Performance Shares (as defined below) outstanding.

Options.    The Plan provides that certain of the Stock Options are intended to qualify as “Incentive Stock Options” within the meaning of Section 422A of the Code. Incentive Stock Options may entitle the optionees to favorable federal income tax treatment if certain required holding periods are met (see Federal Income Tax Treatment below). Other Stock Options will be granted as “Nonqualifying Stock Options”. Incentive Stock Options will be issued at an option price based upon the fair market value of the shares of Common Stock on the date of the grant. Nonqualifying Stock Options will be issued at an option price determined by the Board, but may not be less than 85 percent of the market value of the Corporation’s stock at the time the option was issued. Exercise of a Stock Option will be subject to terms and conditions set by the Board and set forth in the instrument evidencing the Stock Option. Stock Options may be exercised with either cash or shares of Common Stock. The date of expiration of a Stock Option will be fixed by the Board, but may not be longer than ten years from the date of the grant.

For an option to qualify as an Incentive Stock Option, the optionee generally must be an employee of the Corporation or a subsidiary from the date the option is granted through a date within three months before the date of exercise.

SARs.    SARS may be granted in conjunction with all or any part of any Stock Option. SARs entitle the holder of a Stock Option with respect to which SARs are granted to surrender the Stock Option, or any applicable unexercised portion thereof, and to receive the difference (the “SAR Difference”) between (i) fair market value of the shares of Common Stock subject to the surrendered option at the time SARs are exercised and (ii) the option price of such shares. The Bank, at the sole discretion of the Board, will pay such difference either by delivery of shares of Common Stock or cash or some combination of Common Stock and cash. SARs may be exercised at such time or times and to the extent, but only to the extent, that the related Stock Options may be exercised, and only after the holder has held the SAR and related Stock Option for a period of at least six months. No SARs have been granted under the Plan.

Performance Awards.    Performance awards may be granted by the Board from time to time as an additional incentive to management accountability and as a means of performance measurement. Awards may be measured against individual achievements, those of the Corporation or both. Upon making an award, the Board will determine the stated value of such award (the “Stated Value”). The Stated Value will be a function of the fair market value of a share of Common Stock. The earnings of an award (the “Performance Shares”) by the key employee will be calculated by reference to a performance target for such shares for a prescribed period of time. The performance target will be based on a specific dollar amount of growth or on a percentage rate of improvement in such elements as the Corporation’s earnings per share, net income before securities transactions, return on equity, or other such measures related to growth or improvement of the Corporation as the Board shall determine. To the extent that a performance target is either not achieved or is exceeded, the Board shall determine the value deemed to have been earned. Performance Share payments will be made in cash or Common Stock or some combination of cash and Common Stock, at the discretion of the Board. No Performance Shares have been awarded under the Plan.

Administration of the Plan

The Plan is administered by the Salary and Benefits Committee of the Bank’s Board of Directors (the “Committee”). The Committee selects full-time key employees eligible to participate, determines the terms of the awards, interprets the Plan and makes all other determinations for administering the Plan. No person who may be in a position to receive a Plan option may be a member of the Committee; therefore, Mr. Wiatr and Ms. Pacocha are not and may not be (as long as they are full-time employees) members of that Committee.

At the present time, the Committee has not identified any potential recipients of Stock Options, SARs or Performance Shares which may be granted in the future under the proposed amendment to the Plan. Future awards may be granted to any full time employee of the Bank or Corporation.

Federal Income Tax Treatment

Options.    Incentive Stock Options will not entitle the Corporation to any deduction for tax purposes upon grant or exercise of an Incentive Stock Option if the optionee holds the shares for at least two years after the date of grant or one year from the date of option exercise, whichever is later. If all of the requirements for Incentive Stock Options are met, except for the special holding period rules set forth in the preceding sentence, the Corporation will be allowed a deduction when the optionee disposes of the stock, generally in an amount equal to the excess of the fair market value of the stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). When the optionee exercises a Nonqualifying Stock Option, the Corporation will be entitled to a tax deduction in an amount equal to the difference between the exercise price and the fair market value of the stock on the date of exercise (or, if the optionee is subject to certain restrictions imposed by the securities laws, upon the lapse of those restrictions, unless the optionee makes a special tax election within 30 days after exercise to have income determined without regard to restrictions). An optionee of Nonqualified Stock Options will not recognize income for federal income tax purposes on the grant of options, but will recognize ordinary income on the date of exercise equal to the difference between the exercise price and the fair market value of the stock acquired through exercise of the option.

SARs.    The SAR holder will recognize income for federal income tax purposes, and the Corporation will be entitled to a deduction for federal income tax purposes, upon receipt of and in the amount of the SAR Difference.

Performance Awards.    The recipient will recognize income for federal income tax purposes, and the Corporation will be entitled to a deduction for federal income tax purposes, in the amount of and at the time of earning Performance Shares.

Nontransferability

Options. Incentive Stock Options and Nonqualifying Stock Options are not transferable or assignable by an optionee other than by will or the laws of descent and distribution, and are only exercisable during the optionee’s lifetime by the optionee.

SARs. SARs are not transferable or assignable by the holder other than by will or the laws of descent and distribution, must be transferred together with the Incentive Stock Option to which it relates, and are only exercisable during the holder’s lifetime by the holder.

Expiration and Termination

Stock Options and SARs will expire based upon a schedule following termination of employment due to retirement, disability or death. All Performance Shares covered by a performance award agreement at the time of termination of employment due to retirement, disability or death will be subject to payment at the end of their term, in the determination of the Board. Upon their termination of employment for any reason other than retirement, disability or death, all Stock Options and SARs will terminate on the earlier of their expiration date or thirty days following termination. In no event may a Stock Option or SAR be exercised after the expiration of its term. If approval of the extension is granted, the Plan will terminate on April 28, 2014.

Amendments

The Board of Directors may from time to time suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that if approval by stockholders’ is required under the Securities Exchange Act of 1934 such approval must be obtained. No suspension, discontinuance, revision or amendment shall in any manner affect any prior grant without the consent of the optionee, holder or recipient, unless it is necessary to comply with applicable law.

THE ADOPTION OF THE AMENDMENT TO THE 1986 STOCK OPTION AND INCENTIVE PLAN MUST BE RATIFIED BY THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE TOTAL VOTES CAST ON THIS PROPOSAL IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO THE 1986 STOCK OPTION AND INCENTIVE PLAN.

PROPOSAL 3

AMENDMENT OF THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

On February 20, 2004, the Board of Directors adopted amendments to and restated the Corporation’s 1992 Stock Option Plan For Outside Directors (the “Director Plan”), subject to approval by the shareholders, pursuant to which (i) the aggregate number of shares of stock subject to options which may be granted under the Directors Plan will increase by 50,000 shares, making 52,000 shares available for grant, (ii) removes the automatic granting of 2,000 shares to each non-employee director and places the authority to grant shares with the Committee up to 1,000 shares per year, per non-employee director, based upon the performance of the Corporation and the Bank for the prior fiscal year, and (iii) extends the term of the Directors Plan until April 28, 2014.

The Amendment of the Directors Plan is designed to allow the Corporation to continue to attract and retain the services of non-employee directors of the Corporation and the Bank with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Corporation. The Board of Directors believes that the Directors Plan has historically served to provide incentive to the directors to align their financial interests with those of the Corporation’s shareholders and wish to continue that incentive with the additional options being proposed. The Board of Directors believes that issuance of stock options in the past has had a positive effect on the incentive of directors to perform consistent with the interests of shareholders, and that the increase in available options will further support that goal. The following description is a summary of the material terms of the Directors Plan as amended and restated and does not purport to be a complete description.

General

The Director Plan was originally adopted by shareholders in October of 1992 and was amended in 1995 and 2000. At March 1, 2004, 2,000 shares remained available for grant under the Director Plan. If the Amendment is approved, shares available under the Plan will increase from 2,000 shares to 52,000 shares. There are currently ten outside directors eligible for awards under this plan. Options already granted pursuant to the Directors Plan are not affected by the proposed amendment. Although utilizing substantially the language of the Directors Plan as amended in 2000, the Amendment will be deemed to be a new plan for the purposes of the Internal Revenue Code of 1986, as amended, Section 422(b)(3) with respect to the 2,000 options not previously granted.

Options

As amended, the Directors Plan provides for option grants of up to 1,000 shares to each non-employee director of the Corporation as of January 31, of each year if the Committee determines that, based on the performance of the Corporation and the Bank during the previous fiscal year, the options should be granted to the non-employee directors as a group. All options will be granted at an exercise price equal to the fair market value of the shares on the date of grant and for a term of 10 years following the grant. No option may be exercised until six months after it is granted, and may not be assigned or transferred except by will and/or by the laws of descent and distribution and may be exercised during the life of any participant only by the participant. The Federal income tax consequences of option grants and exercises to non-employee directors are as set forth for “Nonqualifying Stock Options” in “Proposal 2” above.

The shares of Common Stock may be adjusted for stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations, or exchange of shares, separations, reorganizations, or liquidations. Options may be granted only to members of the Board of Directors of the Corporation who are not otherwise employees of the Corporation or any of its subsidiaries on the date of the grant.

Administration

The Directors Plan is administered by the Committee. The Directors Plan currently provides for automatic option grants of 2,000 shares to each non-employee director of the Corporation as of June 30 of each year. If the amendment is approved, the Committee would have the discretion to determine whether up to 1,000 option shares will be granted to all non-employee directors based on the Corporation’s performance. If the Committee does grant such options, the terms of the grant would then be governed by the Plan itself. The Committee has the authority to interpret the Directors Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations with respect to the administration of the Directors Plan. Currently, the Committee has no discretion to determine the non-employee directors who will receive options, the number of shares subject to options, or the term upon which, the times at which or the periods within which shares may be acquired or the options may be acquired and exercised, all of such terms being prescribed in the Plan itself.

Federal Income Tax Treatment

For the treatment of stock options, please see “Proposal 2 – Federal Income Tax Treatment” above.

Nontransferability

Stock Options are not transferable or assignable by an optionee other than by will or the laws of descent and distribution, and are only exercisable during the optionee’s lifetime by the optionee.

Expiration and Termination

Stock Options will expire based upon a schedule following termination of employment due to retirement, disability or death. Upon their termination of employment for any reason other than retirement, disability or death, all Stock Options will terminate on the earlier of their expiration date or three years following termination. In no event may a Stock Option be exercised after the expiration of its term. If approval of the Amendment is granted, the Plan will terminate on April 28, 2014.

Amendments

The Board of Directors may from time to time suspend or discontinue the Directors Plan or revise or amend it in any respect; provided, however, that if approval by stockholders’ is required under the Securities Exchange Act of 1934 such approval must be obtained. No suspension, discontinuance, revision or amendment shall in any manner affect any prior grant without the consent of the optionee unless it is necessary to comply with applicable law.

For additional information on the Corporation’s equity compensation plans, please see “Equity Compensation Plan Information” under “Proposal 2” above.

THE ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS MUST BE RATIFIED BY THE AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE TOTAL VOTES CAST ON THIS PROPOSAL IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ADOPTION OF THE AMENDMENT TO THE 1992 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.

PROPOSAL 4

RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2004

The Board of Directors of the Corporation has made arrangements with PricewaterhouseCoopers, LLP, independent certified public accountants, to be its independent auditors for the fiscal year ending December 31, 2004, subject to ratification by the Corporation’s shareholders. Neither the firm nor any of its partners has any direct or indirect financial interest in, or any connection (other than as independent auditors) with the Corporation or the Bank. A representative of PricewaterhouseCoopers, LLP is expected to be present at the Meeting and will be provided with an opportunity to make a statement if he or she desires to do so and to respond to shareholders’ questions.

Principal Accountant Fees and Services

Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers as of or for the years ended December 31, 2003 and 2002, were:

	2003	2002
Audit	$131,424	$104,000
Audit Related	24,212	37,800
Tax	27,450	30,350
All Other	12,047	64,805

Total	$195,133	$236,955

The Audit fees for the years ended December 31, 2003 and 2002, respectively, were for the professional services rendered for the audits of the consolidated financial statements of the Company and pre-issuance quarterly reviews of the Company’s Forms 10-Q filed with the SEC.

The Audit Related fees for the years ended December 31, 2003 and 2002, respectively, were for assurance and related services related to the Company’s employee benefit plan audit for the years ended December 31, 2002 and 2001, and procedures related to reports required by the Federal Deposit Insurance Corporation Improvement Act of 1991.

Tax fees for the years ended December 31, 2003 and 2002, respectively, were for services related to preparation of the Company’s federal and state tax returns and reviews of quarterly estimated federal and state tax payments.

All Other fees for the years ended December 31, 2003 and 2002, respectively, were for services rendered for internal audit services. Fees billed during 2003 related to internal audit services performed during the year ended December 31, 2002. Effective January 1, 2003, PricewaterhouseCoopers no longer served as the Company’s internal auditors. The Audit Committee has determined that the internal audit work in the future will be performed by a firm other than PricewaterhouseCoopers.

THE INDEPENDENT AUDITORS MUST BE RATIFIED BY A MAJORITY OF THE VOTES PRESENT IN PERSON OR BY PROXY AT THE ANNUAL MEETING.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” RATIFICATION.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Proposals of the Corporation’s shareholders intended to be presented at the 2005 annual meeting of the Corporation must be received by the Corporation not later than December 2, 2004, to be included in the Corporation’s proxy statement and form of proxy relating to that meeting. Any such proposal must comply with Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The Corporation has made an effort to ensure that the Board of Directors or individual directors, if applicable, consider the views of the Corporation’s shareholders. The Corporation believes that its responsiveness to shareholder communications to the Board of Directors has been appropriate and timely. Although the Board of Directors has not established a formal policy, shareholders may communicate with the Board of Directors by sending an email to the Corporation’s Secretary Betty F. Pacocha (bpacocha@newmilbank.com) or by written correspondence to the Board of Directors or an individual director with a copy to Ms. Pacocha.

CODE OF ETHICS

All employees and directors, officers and employees are required to comply with NewMil Bancorp’s Code of Ethics Policy, attached as Appendix B, adopted by the Corporation’s and the Bank’s Board of Directors (“Code”). The Code was adopted as a means of promoting ethical conduct among all of the Bank’s and Corporation’s directors, officers and employees. The Code is also designed to promote honesty in terms of communications within the Bank and the Corporation and from the Bank and the Corporation to its customers, markets and shareholders. The Bank and the Corporation have and will continue to place great emphasis on the importance of ethical conduct from it directors, officers and employees.

OTHER MATTERS

At the time of preparation of this Proxy Statement, the Board of Directors of the Corporation knew of no other matters to be presented for action at the Meeting other than as set forth in the Notice of Annual Meeting of Shareholders and described in this Proxy Statement. If any other matters properly come before the Meeting or any adjournment(s) thereof, the proxies will be voted in accordance with the determination of a majority of the Board of Directors.

By order of the Board of Directors,

BETTY F. PACOCHA

Secretary

March 29, 2004

APPENDIX A

AUDIT COMMITTEE CHARTER

The Audit Committee is a joint committee of NewMil Bancorp, Inc. (NewMil) and its subsidiary NewMil Bank (Bank). The Audit Committee is appointed by the Board of Directors of NewMil to assist the Boards of NewMil and the Bank with the monitoring of:

1.	The integrity of the financial statements of NewMil,

2.	The compliance by NewMil and the Bank with legal and regulatory requirements, and

3.	The independence and performance of the NewMil’s internal and external auditors.

The Audit Committee shall consist of three or more independent directors as determined by the Board of Directors. In making the determination as to whether a particular director is independent of management, the Board of Directors shall consider all relevant information. In order to be considered to be independent, an Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors, or any other Board committee, accept any consulting, advisory, or other compensatory fee from the Bank, or be an affiliated person of the Bank or any subsidiary of the Bank. In addition, an Audit Committee member may not:

•	have been an employee of the Bank or any of its affiliates in the past three years;

•	have received any payments from the Bank or any of its affiliates in excess of $60,000 (except for Board service) in the current or any of the past three fiscal years (the same prohibition applies to non-employee family members);

•	be a member of the immediate family of an executive officer of the Bank or any of its affiliates in the past three years;

•	be an executive officer, partner or controlling shareholder of a business (including a not-for-profit business) that conducts business with the Bank where the Bank received payments from or made payments to that business in excess of 5% of the Bank’s or that business’s gross revenues for that year, or $200,000, whichever is greater, in the current or any of the past three years;

•	be employed as an executive of another entity where any of the Bank’s executives serve on that entity’s compensation committee at the current time or in the past three years; or

•	be a former partner or employee of the Bank’s independent auditor who worked on the Bank’s audit engagement until three years after such person’s relationship with the audit firm ended.

The members of the Audit Committee shall meet the independence and experience requirements of Nasdaq’s Marketplace Rule 4350(d)(2), which provides that:

Each issuer must have, and certify that it has and will continue to have, an audit committee of at least three members, comprised solely of independent directors, each of whom is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the audit committee. Additionally, each issuer must certify that it has, and will continue to have, at least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The members of the Audit Committee shall be appointed by the Board of NewMil on the recommendation of the Nominating Committee.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of NewMil or its subsidiaries or NewMil’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Boards for approval.

2.	Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect NewMil’s financial statements.

3.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of NewMil’s financial statements.

4.	Review with management and the independent auditor NewMil Bancorp’s quarterly financial statements prior to the release of quarterly earnings.

5.	Meet periodically with management to review NewMil’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.	Review major changes to NewMil’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

7.	Review the proposal for, and formally approve, the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board. No independent auditor may be engaged if a senior management official of the Bank worked for the auditor on the Bank’s audit in the one year period prior to the new independent audit.

8.	Approve the fees to be paid to the independent auditor and approve in advance any non-audit services to be provided by the independent auditor.

9.	Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

10.	Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11.	Review the appointment and replacement of the internal auditor.

12.	Review the significant reports to management prepared by the internal auditor and management’s responses.

13.	Meet with the independent auditor prior to the audit to review the overall scope, planning and staffing of the audit.

14.	Obtain from the independent auditor assurance that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

15.	Review with management, the internal auditors and the independent auditor the adequacy and effectiveness of the Bank’s accounting and financial records and system for monitoring and managing business risk and legal compliance programs.

16.	Establish procedures for processing complaints, including procedures for the receipt, retention, and treatment of complaints received by the Bank regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the Bank of concerns regarding questionable accounting or auditing matters.

17.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

18.	Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and NewMil’s response to that letter. Such review should include:

•	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

•	Any changes required in the planned scope of the internal audit.

•	Internal auditor responsibilities, budget and staffing.

19.	Resolve any disagreements between management and the auditors regarding financial reporting.

20.	Prepare the report required by the rules of the Securities and Exchange Commission to be included in NewMil’s annual proxy statement.

21.	Advise the Board with respect to NewMil’s policies and procedures regarding compliance with applicable laws and regulations and with NewMil’s Code of Ethics Policy.

22.	Review with NewMil’s General Counsel legal matters that may have a material impact on the financial statements, NewMil’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

23.	Meet at least annually with the chief financial officer, the internal auditor and the independent auditor in separate executive sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Newmil’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

APPENDIX B

NEWMIL’S CODE OF ETHICS POLICY

CODE OF ETHICS POLICY

1    INTRODUCTION

The following Code of Ethics is adopted as a means of promoting ethical conduct among all of the Bank’s directors, officers and employees. The Code of Ethics is also designed to promote honesty in terms of communications within the Bank and from the Bank to its customers, markets [and shareholders]. Compliance with this Code of Ethics is the obligation of each director, officer and employee, and failure to do so will be considered a serious violation of Bank policy subject to sanctions, including the possible dismissal of the offending individual from all Bank positions depending on the nature and circumstances of the violation.

COMPLYING WITH LAW

All employees, officers and directors of the Bank should respect and comply with all laws, rules and regulations of the United States, Connecticut and the towns and other jurisdictions, in which the Bank conducts its business.

Such legal compliance should include, without limitation, compliance with the “insider trading” prohibitions applicable to the Bank and its employees, officers and directors. Generally, employees, officers and directors who have access to or knowledge of confidential or non-public information from or about the Bank are not permitted to buy, sell or otherwise trade in the Bank’s securities, whether or not they are using or relying upon that information. This restriction extends to sharing or tipping others about such information, especially since the individuals receiving such information might utilize such information to trade in the Bank’s securities. The Bank has adopted an “Insider Trading in NewMil Shares” Policy that contains specific restrictions on the trading of the Bank’s securities. Bank employees, officers and directors are directed to the Bank’s “Insider Trading in NewMil Shares Policy” and Francis J. Wiatr, Chairman, President and CEO, or B. Ian McMahon, CFO, if they have questions regarding the applicability of such insider trading prohibitions.

This Code of Ethics does not summarize all laws, rules and regulations applicable to the Bank and its employees, officers and directors. Please consult the various policies and guidelines that the Bank has issued for additional clarification, or consult your supervisor or senior management if you have additional questions.

Conflicts Of Interest

All employees, officers and directors of the Bank should be scrupulous in avoiding a conflict of interest with regard to the Bank’s interests. A “conflict of interest” exists whenever an individual’s private interests interfere or conflict in any way (or even appear to interfere or conflict) with the interests of the Bank. A conflict situation can arise when an employee, officer or director takes actions or has interests that may make it difficult to perform his or her Bank work objectively and effectively. A conflict of interest may also arise when an employee, officer or director, or member of his or her family, receives a personal benefit as a result of his or her position in the Bank, whether received from the Bank or a third party. Loans to or doing business with employees, officers and directors and their respective family members and/or business interests may create a conflict of interest. In addition to these general guidelines, the Bank maintains a Bank Bribery Policy and a Regulation O Policy which, respectively, specifically restricts the acceptance of certain personal benefits by Bank directors, officers and employees and restricts loans to the Bank’s directors, executive officers and the related interests of these individuals.

Conflicts of interest are prohibited as a matter of Bank policy, except under guidelines approved by the Board of Directors or appropriate committees of the Board. Conflicts of interest may not always be clear-cut;

employees and officers who have a question, should consult with higher levels of management; directors should disclose any conflicts to the Board of Directors and recuse themselves from any related discussions. Any employee or officer who becomes aware of a conflict or potential conflict should bring it to the attention of a supervisor, manager or other appropriate personnel or otherwise follow the procedures described in this Code. When in doubt, disclose a potential conflict to higher levels of management and abide by any instructions you are given.

It is almost always a conflict of interest for a Bank employee or officer to work contemporaneously for a competitor, customer or supplier. You are not allowed to work for a competitor as a consultant or board member. In the case of a director it may be necessary to obtain approval forms from the State Department of Banking in the event that a consulting arrangement might propose a conflict of interest. In all cases the Board of Directors shall be made aware of any situation that requires its approval. The best policy for employees and officers is to avoid any direct or indirect business connection with our customers, suppliers or competitors, except on our behalf. Directors have outside interests that may facilitate the Bank’s business; however, any potentially conflicting interest must be disclosed to the Board so that the Board can make an informed decision as to whether the potential conflict is acceptable in the Bank’s best interests.

Corporate Opportunity

Employees, officers and directors owe a duty to the Bank to advance its legitimate interests when the opportunity to do so arises. Employees, officers and directors are prohibited from (a) taking for themselves personally opportunities that properly belong to the Bank or are discovered through the use of corporate property, information or position; (b) using corporate property, information or position for personal gain; and (c) competing with the Bank.

Confidentiality

Employees, officers and directors of the Bank must maintain the confidentiality of confidential information entrusted to them by the Bank or its suppliers or customers, except when disclosure is authorized by senior management, permitted as a matter of Bank policy or procedure, or required by laws, regulations or legal proceedings. Employees, officers and directors should consult senior management if they believe they may have a legal obligation to disclose, and prior to the disclosure of that confidential information. Information about the Bank’s customers and their accounts is per se confidential and protected by various state and federal laws.

Fair Dealing

Each employee, officer and director should endeavor to deal fairly with the Bank’s customers, suppliers, competitors, officers and employees. No one should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.

Protection And Proper Use Of Company Assets

All employees, officers and directors should protect the Bank’s assets and ensure their efficient use. Theft, carelessness, and waste have a direct impact on the Bank’s profitability. All Bank assets should be used only for legitimate business purposes.

Accounting Complaints

The Bank’s policy is to comply with all financial reporting and accounting regulations applicable to the Bank. If any employee, officer or director of the Bank has concerns or complaints regarding questionable accounting or auditing matters of the Bank, then he or she is encouraged to submit those concerns or complaints

(anonymously, confidentially or otherwise) to the Audit Committee of the Board of Directors (which will, subject to its duties arising under applicable law, regulations and legal proceedings, treat such submissions confidentially). Such submission may be directed to the attention of the Audit Committee, or any director who is a member of the Audit Committee or to the Bank’s liaison to external/internal auditors B. Ian McMahon, CFO, at the Bank’s Main Office.

Reporting Any Illegal Or Unethical Behavior

Employees, officers and directors are encouraged to talk to supervisors, senior managers or other appropriate personnel about observed illegal or unethical behavior and, when in doubt, about the best course of action in a particular situation. Employees, officers and directors who are concerned that violations of this Code, or that other illegal or unethical conduct by employees, officers or directors of the Bank, have occurred or may occur should either contact their supervisor or superiors (in the case of directors, such matter should be raised with the Board of Directors). If they do not believe it appropriate or are not comfortable approaching their supervisors or superiors about their concerns or complaints, then they may contact either the Bank’s internal auditor (liaison) or the Audit Committee of the Board of Directors of the Bank. If their concerns or complaints require confidentiality, including keeping their identity anonymous, then this confidentiality will be protected, subject to applicable law, regulation or legal proceedings.

Bank Bribery

The purposes of business entertainment and gifts in a commercial setting is to create good will and sound working relationships, not to gain unfair advantage with customers. The Federal Bank Bribery Act applies to the Bank’s directors, officers and employees, and the Bank has adopted a Bank Bribery Policy that you should understand and comply with. No gift or entertainment should be offered, given, provided or accepted by any Bank employee, officer, or director, family member of the foregoing or agent unless it complies with the Bank’s Bank Bribery Policy. Please discuss with your supervisor or senior management any things of value offered to you that you are not certain are appropriate under the Bank’s Bank Bribery Policy.

Sanctity of Books And Records

All of the Bank’s books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect the Bank’s transactions and must conform both to applicable legal requirements and to the Bank’s system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

Records should always be retained or destroyed according to the Bank’s records retention policies. In accordance with those policies, in the event of litigation or governmental investigation please consult your supervisor.

No Retaliation

The Company will not permit retaliation of any kind by or on behalf of the Bank and its employees, officers and directors against good faith reports or complaints of violations of this Code or other illegal or unethical conduct.

Public Company Reporting

As a public company, it is of critical importance that the Bank’s filings with the securities authorities be accurate and timely. Depending on their position with the Bank, an employee, officer or director may be called upon to provide necessary information to assure that the Bank’s public reports are complete, fair and understandable. The Bank expects employees, officers and directors to take this responsibility very seriously and to provide prompt, accurate answers or certifications to internal inquiries related to the Bank’s public disclosure requirements.

Amendment, Modification And Waiver

This Code may be amended, modified or waived by the Board of Directors; waivers may also be granted by the Audit Committee, subject to the disclosure and other provisions of the Securities and Exchange Act of 1934, and the rules thereunder and the applicable rules of The Nasdaq Stock Market, Inc.

Code of Ethics Policy

Policy Certification

I acknowledge that I have received and reviewed a copy of NewMil Bancorp, Inc.’s (“NewMil”) CODE OF ETHICS POLICY. I understand that NewMil has the right to change, delete, add to, suspend, or discontinue any of its policies and procedures at any time without prior notice, and that if NewMil so exercises this right and I continue to serve as a director or remain employed thereafter, I will abide by, and comply with, this policy, and any amendments or modifications thereto, which are then in effect.

Signature:

Name:

NewMil Title:

Date:

2004 AMENDED AND RESTATED

STOCK OPTION AND INCENTIVE PLAN

FOR OFFICERS AND KEY EMPLOYEES

OF

NEWMIL BANCORP, INC.

1.	Purpose. This 2004 Amended and Restated Stock Option and Incentive Plan (the “Plan”) of NewMil Bancorp, Inc. (the “Corporation”) is intended to advance the interests of the Corporation and NewMil Bank (the “Bank”) by providing certain of their employees with an additional incentive, encouraging stock ownership by such employees, increasing their proprietary interest in the success of the Corporation and the Bank and encouraging them to remain employees of the Corporation and the Bank. This Plan was originally adopted in 1986 and was amended in 1994 to extend the Plan until 2005 and to increase the number of option shares from 296,000 to 446,000; again in 1997 to increase the number of option shares from 446,000 to 525,000; again in 2000 to increase the number of shares from 525,000 to 615,000; and again in 2004 to extend the Plan until 2014 and to increase the number of option shares from 615,000 to 815,000. At the time of adopting the 2004 amendment, 2,066 option shares remained available under the Plan which, with the 200,000 additional option shares authorized in 2004, amounts to 202,000 options available for future grant.

2.	Definitions. Whenever used herein, the following terms shall have the meanings set forth below:

(a)	“Board” means the Board of Directors of the Corporation.

(b)	“Code” means the Internal revenue Code of 1986, as it may be amended from time to time.

(c)	“Committee” means the Salary and Benefits Committee appointed by the Board to administer this Plan pursuant to Section 3 hereof.

(d)	“Disability” means a permanent and total disability as defined in Section 422(c)(6) of the Code.

(e)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(f)	“Fair Market Value” means the average of closing bid and ask prices for the Shares on the date as of which the determination is made (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Stock Market, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

(g)	“Grantee” means an employee of the Corporation or one of its subsidiaries to whom an option is granted.

(h)	“New Milford Group” means the Corporation or the Bank, or a corporation, or a parent corporation or subsidiary corporation of them, issuing or assuming an Option in a transaction of the type described in Section 424(a) of the Code. The terms “parent corporation” and “subsidiary corporation” shall have the meanings assigned to such terms by Section 424 of the Code.

(i)	“Incentive Stock Option” means an Option granted pursuant to the Incentive Stock Option provisions as set forth in Part II of this Plan.

(j)	“Nonqualified Stock Option” means an Option granted pursuant to the Nonqualified Stock Option provisions as set forth in Part III of this Plan.

(k)	“Option” means an option to purchase Shares pursuant to this Plan.

(l)	“Participant” means an individual to whom an Option is granted, or a Performance Award is made under this Plan.

(m)	“Performance Award” means an award made to a Participant pursuant to Part IV of this Plan.

(n)	“Shares” means shares of the Corporation’s common stock.

(o)	“Stock Appreciation Right” means a stock appreciation right granted to a Participant pursuant to Section 3 of Part II or Part III of this Plan.

3.	Administration. This Plan shall be administered by a Salary and Benefits Committee appointed by the Board. The Committee shall consist of at least three members of the Board who are not eligible to participate in the Plan. The Board, at its pleasure, may remove members from or add members to the Committee. A majority of Committee members shall constitute a quorum of members, and the actions of the majority shall be final and binding on the whole Committee.

In addition to the other powers granted to the Committee under this Plan, the Committee shall have the power, subject to the terms of this Plan: (i) to determine which of the eligible employees shall be granted Options, Stock Appreciation Rights and Performance Awards; (ii) to determine the time or times when Options, Stock Appreciation Rights and Performance Awards shall be granted and to determine the number of Shares subject to each Option, Stock Appreciation Right and Performance Award; (iii) to grant Options with or without related Stock Appreciation Rights; (iv) to determine whether Stock Appreciation Rights and Performance Awards shall be settled in cash, in Shares, a combination of cash and Shares, or in another form; (v) to accelerate or extend (except for Incentive Stock Options) the date on which a previously granted Option or Stock Appreciation Right may be exercised (including extensions after the employee has left the employ of the Corporation or Bank); (vi) to prescribe the form of agreement evidencing Options, Stock Appreciation Rights and Performance Awards granted pursuant to this Plan; (vii) to establish corporate performance goals for purposes of the granting of Performance Awards; and (viii) to construe and interpret this Plan and the agreements evidencing Options, Stock Appreciation Rights and Performance Shares granted pursuant to this Plan, and to make all other determinations and take all other actions necessary or advisable for the administration of this Plan.

Notwithstanding the above, the Board shall not appoint any member of the Board to the Committee if, during the one-year period immediately prior to such proposed appointment, the member received a grant or award pursuant to the Plan or any other plan of the Corporation other than the Stock Option Plan for Outside Directors.

4.	Eligibility. The individuals who shall be eligible to receive Options, Stock Appreciation Rights and Performance Awards shall be such full-time employees employed by a member of the “New Milford Group” as shall be selected by the Committee. Without otherwise limiting the foregoing, no individual is eligible to receive any grant under this Plan if, at the time, he is also eligible to receive options under any stock option plan for any member of the New Milford Group maintained for outside directors of such member, such as the Corporation’s Stock Option Plan for Outside Directors. Participants chosen to participate under this Plan may be granted an Incentive Stock Option (with or without a related Stock Appreciation Right), a Nonqualified Stock Option (with or without a related Stock Appreciation right), Performance Awards or any combination thereof; provided, however, that no person shall be eligible to receive or exercise any rights under this Plan for a period of one (1) year following the effective date of this Plan if such person owns, directly or indirectly, five percent (5%) or more of the Bank’s total outstanding Shares or would own such amount as a result of the exercise of Options or Performance Awards granted hereunder.

5.	Shares Subject to this Program. The Shares subject to Options, Stock Appreciation Rights and Performance Awards shall be either authorized and unissued Shares or treasury Shares. The aggregate number of Shares which may be issued pursuant to the exercise of Options and Stock Appreciation Rights and granted pursuant to a Performance Award under this Program shall be 815,000. Except as provided below, if an Option shall expire and terminate for any reason, in whole or in part, without being exercised, or if any Shares subject to a Performance Award shall be forfeited for any reason, the number of Shares as to which such expired or terminated Option shall not have been exercised or so forfeited may again become available for the grant of Options, Stock Appreciation Rights or Performance Awards. If a Stock Appreciation Right is exercised in whole or in part, and, as a result the related Nonqualified Stock Option or Incentive Stock Option is cancelled to the extent of the number of Shares with respect to which the Stock Appreciation Right was exercised, such number of Shares shall not again be available for the grant of Options, Stock Appreciation Rights or Performance Awards.

6.	No Tandem Options. There shall be no terms and conditions under an Option which provide that the exercise of an Incentive Stock Option reduces the number of Shares for which a Nonqualified Stock Option may be exercised; and there shall be no terms and conditions under an Option which provide that the exercise of a Nonqualified Stock Option reduces the number of Shares for which an Incentive Stock Option may be exercised.

II. INCENTIVE STOCK OPTION PROVISIONS

1.	Grant of Incentive Stock Options. Subject to the provisions of this Part II, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Incentive Stock Options shall be granted and the number of Shares subject to, and terms and conditions of, such Options. The aggregate Fair Market Value, as determined as of the date any Incentive Stock Option is granted of the Shares for which an individual has been or may be granted Incentive Stock Options (under all plans of the New Milford Group) which are exercisable for the first time in any calendar year shall not exceed $100,000, or such excess Options shall be treated as Options which are not Incentive Stock Options. Anything herein to the contrary notwithstanding, no Incentive Stock Option shall be granted to an employee if, at the time the Incentive Stock Option is granted, such employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of any member of the New Milford Group unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Incentive Stock Option is granted and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

2.	Terms and Conditions of Incentive Stock Options. Each Incentive Stock Option may be evidenced by an option agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. Each Incentive Stock Option agreement shall state the number of shares covered by the agreement.

(b)	Option Price and Method of Payment. The option price of each Incentive Stock Option shall be the Fair Market Value of the Shares on the date the Incentive Stock Option is granted. The option price shall be payable on exercise of the Option (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, or (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 2(b); or (iv) as otherwise determined by the Committee. Shares so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

(c)	Option Period.

(i) General. The period during which an Incentive Stock Option shall be exercisable shall not exceed ten (10) years from the date such Incentive Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Incentive Stock Option during which such Option may not be exercised and at the time of a subsequent grant of an Incentive Stock Option or at such longer time as the Committee may determine accelerate the right of the Participant to exercise all or any part of the Incentive Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 50 Shares, a multiple thereof or the total number at the time purchasable under the Incentive Stock Option.

(ii) Termination of Employment. If the Participant ceases to be an employee of any member of New Milford Group for any reason other than Disability or death, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) months after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment. The Committee may, in its discretion, extend the period for exercise beyond three (3) months after termination, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

(iii) Disability. If a Participant’s employment is terminated by reason of Disability, any then outstanding Incentive Stock Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or one (1) year after such termination of employment, and such Option shall be exercisable, prior to its termination, to the extent it was exercisable as of the date of termination of employment. The Committee may, in its discretion, extend the time period for exercise beyond the one (1) year, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

(iv) Death. If a Participant’s employment is terminated by death, the representative of the Participant’s estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant’s death to exercise any then outstanding Incentive Stock Options in whole or in part. The number of Shares in respect of which an Incentive Stock Option may be exercised after a Participant’s death shall be the number of Shares in respect of which such Option could be exercised as of the date of the Participant’s death. In no event may the period for exercising an Incentive Stock Option extend beyond the date on which such Option would otherwise expire. The Committee may, in its discretion, extend the time period for exercise beyond the one (1) year, in which case the Incentive Stock Option shall be deemed to be a Nonqualified Stock Option.

(d)	Non-transferability. An Incentive Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution; and shall be exercisable during the Participant’s lifetime only by the Participant.

(e)	Separate Agreements. Nonqualified Options and/or Performance Awards may not be memorialized in the same agreement as an Incentive Stock Option.

3.	Stock Appreciation Rights.

(a)	Grant. Stock Appreciation Rights related to all or any portion of an Incentive Stock Option may be granted by the Committee to any Participant in connection with the grant of an Incentive Stock Option to such Participant. Each Stock Appreciation Right shall be subject to such terms and conditions (which may include limitations as to the time and when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive than the limitations on the exercise of the Incentive Stock Option to which it relates) not inconsistent with the provisions of this Part II as shall be determined by the Committee and included in the agreement relating to such Incentive Stock Option and Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 3.

(b)	Exercise. No Stock Appreciation Right shall be exercisable after the date the related Incentive Stock Option shall cease to be exercisable, and no Stock Appreciation Right shall be exercisable with respect to such related Incentive Stock Option or portion thereof unless such Incentive Stock Option or portion thereof shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Incentive Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised. A Stock Appreciation Right related to an Incentive Stock Option shall be exercisable only at a date when the then Fair Market Value of a Share exceeds the option price per share specified in the related Incentive Stock Option.

(c)	Amount of Payment. On exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Incentive Stock Option and (ii) the number of shares in respect of which the Stock Appreciation Right shall have been exercised.

(d)	Form of Payment. The Committee shall have the sole discretion either (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (e.g., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of a Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

(e)	Effect of Exercise of Right or Related Option. If the related Incentive Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

(f)	Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Participant other than by will or by the laws of descent and distribution, shall not be transferred other than together with the Incentive Stock Option to which it relates, and shall be exercisable during the Participant’s lifetime only by the Participant.

(g)	Termination of Employment. If the Participant ceases to be an employee of any member of the New Milford Group for any reason, each outstanding Stock Appreciation Right shall only be exercisable for such period and to such extent as the related Incentive Stock Option or portion thereof.

III. NONQUALIFIED STOCK OPTION PROVISIONS

1.	Grant of Nonqualified Stock Options. Subject to the provisions of this Part III, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Nonqualified Stock Options shall be granted and the number of shares subject to, and terms and conditions of, such Options.

2.	Terms and Conditions of Nonqualified Stock Options. Each Nonqualified Stock Option may be evidenced by an option agreement which shall be in such form as the Board shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

(a)	Number of Shares. Each Nonqualified Stock Option agreement shall state the number of Shares covered by the agreement.

(b)	Option Price and Method of Payment. The option price of each Nonqualified Stock Option shall be such price as the Committee, in its discretion, shall establish, and the Committee may, in its discretion, reduce the option price of such Option at any time prior to the exercise of the Option; provided, however, that the option price may not be less than 85% of the Fair Market Value, if any, of the Shares. The option price shall be payable on exercise of the Option (i) in cash or by certified check, bank draft or postal or express money order, (ii) by the surrender of Shares then owned by the Participant, (iii) partially in accordance with clause (i) and partially in accordance with clause (ii) of this Section 2(b) or, (iv) as otherwise determined by the Committee. Shares so surrendered in accordance with clause (ii) or (iii) shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such Shares to be evidenced by delivery of the certificate(s) representing such Shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Committee may determine.

(c)	Option Period.

(i)	General. The period during which a Nonqualified Stock Option shall be exercisable shall not exceed ten (10) years from the date such Nonqualified Stock Option is granted; provided, however, that such Option may be sooner terminated in accordance with the provisions of this Section 2(c). Subject to the foregoing, the Committee may establish a period or periods with respect to all or any part of the Nonqualified Stock Option during which such Option may not be exercised and at the time of a subsequent grant of a Nonqualified Stock Option, or at such other time as the Committee may determine, accelerate the right of the Participant to exercise all or any part of the Nonqualified Stock Option not then exercisable. The number of Shares which may be purchased at any one time shall be 50 Shares, a multiple thereof or the total number at any time purchasable under the Nonqualified Stock Option.

(ii)	Termination of Employment. If the Participant ceases to be an employee of any member of the New Milford Group for any reason other than Disability or death, any outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of (i) the date on which such Option would otherwise expire, or (ii) three (3) months after such a termination of employment or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or termination; and such Option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

(iii)	Disability. If a Participant’s employment is terminated by Disability, the terms of any then outstanding Nonqualified Stock Option held by the Participant shall terminate on the earlier of (i) the date on which such Option would otherwise expire, or (ii) one (1) year after such termination of employment or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or Disability; and such Option shall be exercisable to the extent it was exercisable as of the date of termination of employment.

(iv)	Death. If a Participant’s employment is terminated by death, the representative of the Participant’s estate or beneficiaries thereof to whom the Option has been transferred shall have the right during the one (1) year period following the date of the Participant’s death to exercise any then outstanding Nonqualified Stock Options in whole or in part or such longer period as the Committee may determine in its sole discretion with respect to any individual grant at the time of grant or subsequent to death. The number of Shares in respect to which a Nonqualified Stock Option may be exercised after a Participant’s death shall be the number of shares in respect of which such Option could be exercised as of the date of the Participant’s death. In no event may the period for exercising a Nonqualified Stock Option extend beyond the date on which such Option would otherwise expire.

(d)	Non-transferability. A Nonqualified Stock Option shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, and shall be exercisable during the Participant’s lifetime only by the Participant.

3.	Stock Appreciation Rights.

(a)	Grant. Stock Appreciation Rights related to all or any portion of a Nonqualified Stock Option may be granted by the Committee to any Participant in connection with the grant of a Nonqualified Stock Option or unexercised portion thereof held by the Participant at any time and from time to time during the term thereof. Each Stock Appreciation Right shall be subject to such terms and conditions (which may include limitations as to the time when such Stock Appreciation Right becomes exercisable and when it ceases to be exercisable that are more restrictive then the limitations on the exercise of the Nonqualified Stock Option to which it relates) not inconsistent with the provisions of this Part III as shall be determined by the Committee and included in the agreement relating to such Nonqualified Stock Option and Stock Appreciation Right, subject in any event, however, to the following terms and conditions of this Section 3.

(b)	Exercise. No Stock Appreciation Right shall be exercisable with respect to such related Nonqualified Stock Option or portion thereof unless such Nonqualified Stock Option or portion shall itself be exercisable at that time. A Stock Appreciation Right shall be exercised only upon surrender of the related Nonqualified Stock Option or portion thereof in respect of which the Stock Appreciation Right is then being exercised.

(c)	Amount of Payment. On exercise of a Stock Appreciation Right, a Participant shall be entitled to receive an amount equal to the product of (i) the amount by which the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right exceeds the option price per share specified in the related Nonqualified Stock Option and (ii) the number of shares in respect to which the Stock Appreciation Right shall have been exercised.

(d)	Form of Payment. The Committee shall have the sole discretion either (i) to determine the form in which payment in settlement of a Stock Appreciation Right will be made (e.g., cash, Shares or any combination thereof), or (ii) to consent to or disapprove the election by the Participant to receive cash in full or partial settlement of the Stock Appreciation Right, such consent or disapproval to be given at any time after the election to which it relates. If settlement of a Stock Appreciation Right, or portion thereof, is to be made in the form of Shares, the number of Shares to be distributed shall be the largest whole number obtained by dividing the cash sum otherwise distributable in respect of such settlement by the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right. The value of any fractional Share shall be paid in cash.

(e)	Effect of Exercise of Right or Related Option. If the related Nonqualified Stock Option is exercised in whole or in part, then the Stock Appreciation Right with respect to the Shares purchased pursuant to such exercise (but not with respect to any unpurchased Shares) shall be terminated as of the date of exercise.

(f)	Non-transferability. A Stock Appreciation Right shall not be transferable or assignable by the Participant other than by will or the laws of descent and distribution, shall not be transferred other than together with the Nonqualified Stock Option to which it relates, and shall be exercisable during the Participant’s lifetime only by the Participant.

(g)	Termination of Employment. If the Participant ceases to be an employee of any member of the New Milford Group for any reason, each outstanding Stock Appreciation Right shall be exercisable for such period and to such extent as the related Nonqualified Stock Option or portion thereof.

IV. PERFORMANCE AWARD PROVISIONS

1.	Grant of Performance Awards. Subject to the provisions of this Part IV, the Committee shall from time to time determine those individuals eligible pursuant to Section 4 of Part I to whom Performance Awards shall be granted and the amount and terms and conditions of such Performance Awards.

2.	Terms and Conditions of Performance Awards. Each grant of Performance Awards shall be evidenced by an agreement which shall be in such form as the Committee shall from time to time approve, and which shall comply with and be subject to the following terms and conditions:

(a)	Amount of Award. Each Performance Award agreement shall state the number of Shares covered by the agreement which become payable if the performance criteria specified in the agreement are achieved.

(b)	Performance Criteria. Each time the Committee approves the granting of Performance Awards, it shall establish corporate performance goals to be attained by the Bank or individual Participants or both and the date or dates (i.e., earn-out dates) by which such goals must be achieved for the Participant to be entitled to payment of an award. These goals shall be subject to subsequent modification by the Committee, as appropriate based on changes in business conditions. To the extent that a performance goal is either not achieved or is exceeded by the applicable earn-out date or dates specified in the agreement, the amount of the award to be earned shall be determined by the Committee.

(c)	Disability or Death. No Performance Award shall be paid for any period after the termination of the Participant’s employment; provided, however, that if a Participant’s employment is terminated by Disability or death, then the Committee shall determine the extent to which any Shares covered by a Performance Award agreement but not yet payable shall become payable.

(d)	Form of Payment. The Committee shall have the sole discretion to determine the form in which payment of the Performance Award shall be made (i.e., in cash, in Shares, or in any combination thereof). Instead of distributing the number of Shares covered by the Performance Award agreement as of the applicable earn-out date, the Committee may distribute the cash equivalent (determined on the basis of Fair Market Value of a Share at such earn-out date) for all or a portion of such Shares.

V. MISCELLANEOUS

1.	Effective Date. This Plan, as amended, shall become effective on April 28, 2004; provided, however, that if the Plan is not approved by the holders of a majority of the outstanding Shares of the Bank prior to June 30, 2004, this amended Plan and all Options, Stock Appreciation Rights and Performance Awards granted hereunder shall be null and void and shall be of no effect.

2.	Duration of Program. Unless sooner terminated, the Plan shall terminate April 28, 2014. No Incentive Stock Option, Nonqualified Stock Options or Performance Awards may be granted after the termination of this Plan; provided, however, that except as otherwise provided in Section 1 of this Part V, termination of the Plan shall not affect any Options, Stock Appreciation Rights or Performance Awards previously granted, which such Options, Stock Appreciation Rights and Performance Awards shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

3.	Changes in Capital Structure, etc. In the event of changes in the outstanding common shares of the Corporation by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combinations or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the maximum number of Shares as to which Options, Stock Appreciation Rights and Performance Awards may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, Stock Appreciation Rights, or portions thereof then unexercised, shall relate, to the end that the Participant’s proportionate interest shall be maintained as before the occurrence of such events; such adjustment shall be made without change in the total price applicable to the unexercisable portion of Options and with a corresponding adjustment in the option price per Share.

4.	Change in Control

(a)	Upon the occurrence of a Change in Control (as hereinafter defined):

(1)	All Options shall become immediately exercisable in full for the remainder of their terms. Grantees, other than Grantees who are subject to Section 16 of the Exchange Act, shall have the right to have the Corporation purchase the Options as to which no Stock Appreciation Rights have been granted for cash for a period of thirty days following a Change in Control at the Acceleration Price (as hereinafter defined). Such Options held by Grantees who are subject to

Section 16 of the Exchange Act for which at least six months has elapsed from the date of grant of such Options at the date of the Change in Control shall be automatically purchased by the Corporation at the Acceleration Price upon a Change in Control, with payment to be made within thirty days of such Change in Control.

(2)	All Stock Appreciation Rights shall become immediately exercisable in full for cash at the Acceleration Price, which shall be paid by the Corporation within a period of thirty days following a Change in Control, provided that such Stock Appreciation Rights held by Grantees who are subject to Section 16 of the Exchange Act for which at least six months has elapsed from the date of grant of such rights at the date of the Change in Control shall be automatically purchased by the Corporation at the Acceleration Price upon a Change in Control, with payment to be made within thirty days of such Change in Control.

(b)	(1) The “Acceleration Price” is the excess over the option price of the highest of the following on the date of a Change in Control:

(i)	the highest reported sales price of the Common Stock within the sixty days preceding the date of the Change in Control, as reported on any securities exchange or quotation system upon which the Common Stock is traded;

(ii)	the highest price of the Common Stock reported in a Form F-11 or an amendment thereto as paid within the sixty days preceding the date of the Change in Control;

(iii)	the highest tender offer price paid for the Common Stock; and

(iv)	any cash merger or similar price.

(2)	For Incentive Stock Options and Stock Appreciation Rights granted with respect to Incentive Stock Options, the Acceleration Price is limited to the spread between the Fair Market Value on the date of the purchase of such awards by the Corporation and the option price.

(c)	A “Change in Control” is the occurrence of any one of the following events:

(i)	any Person (other than a Grantee, the Corporation or any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation (or of any subsidiary of the Corporation)) is or becomes an “Acquiring Person”;

(ii)	less than eighty percent (80%) of the total membership of the Board shall be Continuing Directors; or

(iii)	the shareholders of the Corporation shall approve a merger or consolidation of the Corporation or a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets to another Person, except in any such case in a transaction in which immediately after such merger, consolidation or sale, exchange or transfer, the shareholders of the Corporation, in their capacities as such and as a result thereof, shall own at least 50 percent in voting power of the then outstanding securities of the Corporation or of any surviving Person pursuant to any such merger (or of its parent), the consolidated corporation or business entity in any such consolidation, or of the other Person to which such sale, exchange or transfer of assets is made.

(d)	A “Change in Control” shall be deemed not to have occurred if such event is mandated or directed by a regulatory body having jurisdiction over the Corporation’s operations.

(e)	For purposes of this Section 4:

(1)	“Acquiring Person” shall mean any Person who is or becomes a “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act) of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation’s then outstanding voting securities, unless such Person has filed Form 13G and all required amendments thereto with respect to its holdings and continues to hold such securities for investment in a manner qualifying such Person to utilize Form 13G for reporting of ownership.

(2)	“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date hereof.

(3)	“Continuing Directors” shall mean any member of the Board who was a member of the Board prior to the date hereof, and any successor of a Continuing Director while such successor is a member of the Board who is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person or of any such Affiliate or Associate and is recommended or elected to succeed the Continuing Director by a majority of the Continuing Directors.

(4)	“Person” shall mean any individual, corporation, partnership, group, association or other “person”, as such term is used in Section 13(d) and 14(d) of the Exchange Act.

5.	Rights as Shareholder. A Participant entitled to Shares as a result of the exercise of an Option or Stock Appreciation Right or grant of a Performance Share shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation or the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

6.	Expenses. The expenses of this Plan shall be paid by the Corporation or the Bank.

7.	Withholding. Any person exercising an Option or Stock Appreciation Right or becoming vested in a Performance Award shall be required to pay to the appropriate member of New Milford Group the amount of any taxes such member is required by law to withhold with respect to the exercise of such Option or Stock Appreciation Right or vested Performance Award. Such payment shall be due on the date such member is required by law to withhold such taxes. In the event that such payment is not made when due, the Corporation or the Bank shall have the right to deduct, to the extent permitted by law, from any payment of any kind otherwise due to such person from any member of the New Milford Group, all or part of the amount required to be withheld (including cash payable in settlement of a Stock Appreciation Right).

8.	Compliance with Applicable Law. Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option or Stock Appreciation Right or Performance Award, unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Board may require, as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

9.	Application of Funds. Any cash proceeds received by the Corporation from the sale of Shares pursuant to Options will be used for general corporate purposes.

10.	Amendment of the Plan. The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3 of the Securities Exchange Act of 1934, as it may be hereafter amended, or under the rules and regulations of The Nasdaq Stock Market, Inc., shall not be made without such approval. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

2004 AMENDED AND RESTATED

STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

OF

NEWMIL BANCORP, INC.

1. Purpose.

The purpose of this Amended and Restated Stock Option Plan For Outside Directors (the “Plan”) is to attract and retain the continued services of non-employee directors of NewMil Bancorp, Inc. (the “Corporation”) with the requisite qualifications and to encourage such directors to secure or increase on reasonable terms their stock ownership in the Corporation. The Board of Directors of the Corporation (the “Board”) believes that the granting of options (the “Options”) under the Plan will promote continuity of management and increased personal interest in the welfare of the Corporation by those who are responsible for shaping and carrying out the long-range plans of the Corporation and securing its continued growth and financial success.

The Plan was originally adopted in 1992 and was amended in 1995, 2000 and again in 2004. The last amendment increased the number of option shares by 50,000 from 190,000 to 240,000; at the time of adoption of the last amendment, 2,000 option shares were available for grant which, with the 50,000 additional option shares authorized in 2004, amounts to 52,000 options available for future grant.

2. Effective Date of the Plan.

The Plan became effective with respect to ungranted options upon its approval by the shareholders of the Corporation on April 28, 2004 (the “Effective Date”).

3. Stock Subject to Plan.

240,000 in the aggregate of the authorized but unissued shares of the Corporation’s common stock, $.50 par value per share (the “Shares”) and/or treasury Shares shall be reserved for issuance upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased Shares subject thereto shall again be available for the grant of Options.

4. Administration.

The Plan shall be administered by the Committee referred to in Section 5 hereof. Subject to the provisions of the Plan, the Committee shall have authority in its discretion to determine whether options should be granted to all non-employee directors in any given year, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations necessary or advisable for the administration of the Plan; provided, however, that the Committee shall have no discretion to determine the number of Shares subject to Options, the terms upon which, the times at which or the periods within which Shares may be acquired or the Options may be acquired and exercised.

5. Committee.

The Committee shall consist of at least three members of the Board each of whom shall be a non-employee director as defined in Rule 16b-3 under the Securities Exchange Act of 1934, and as such Rule may be hereafter amended. Each member of the committee shall be a person who is not an employee of the Corporation or any subsidiary of the Corporation, and who has not received a grant of an option to acquire common stock of the Corporation since the beginning of the preceding fiscal year under any plan maintained by the Corporation other than this Plan. The Committee shall be appointed by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members to the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made at a meeting duly called and held.

6. Eligibility.

An Option may be granted only to members of the Board who are not otherwise employees of the Corporation or any of its subsidiaries on the date of grant (the “Participants”).

7. Grant of Options and Option Price.

(a)	Grants. The Committee shall have the limited discretion to determine whether the non-employee directors of the Corporation, as a group, are entitled to a grant of Options to purchase 1,000 Shares each on or before February 28 of each year. The Committee shall make its determination based upon the performance of the Corporation and the Bank during the previous fiscal year. The terms of any such grant shall be governed by this Plan. Each non-employee director who is a director of the Corporation on December 31 of the prior fiscal year during the term of the Plan shall be eligible to receive grant(s) of Options under this Plan if the Committee determines that grant(s) should be made. The granting of Options under the Plan shall be subject to pro rata reduction (or elimination) to the extent that the number of Shares subject to grant under the Plan at that time is not sufficient to make the grants awarded by the Committee pursuant to the Plan on such date.

(b)	Price. The initial per Share price to be paid by a Participant upon the exercise of an Option shall be equal to the fair market value of a Share on the date of grant. For the purposes hereof, the fair market value of a Share on any date shall be equal to the average of the closing bid and asked prices for the Shares on such date (or if no such quotation occurred on that date, on the next preceding date on which there was such a quotation), as made available for publication by the National Association of Securities Dealers Automated Quotation System, or if no such prices are available, the fair market value as determined by rules to be adopted by the Committee.

8. Option Period.

Participants shall be granted Options which are exercisable for a period of ten (10) years from the date of the granting thereof. Notwithstanding the foregoing, no Option granted under this Plan shall be exercisable until six (6) months after the grant thereof pursuant to the provisions of Rule 16b-3, as such rule may be hereafter amended.

9. Exercise of Option.

Subject to Section 8, an Option may be exercised in whole or in part at any time after the date it is granted and only by a written notice of intent to exercise the Option with respect to a specified number of Shares and payment to the Corporation in cash or by certified check, bank draft or postal or express money order, of the amount of the Option exercise price for the number of Shares with respect to which the Option is then exercised. The number of Shares which may be purchased at any one time shall be 100 Shares, a multiple thereof, or the total number at the time purchasable under the Option.

10. Transferability.

No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to the Participant may be exercised only by the Participant.

11. Ceasing to be a Director.

(a)	Termination. If a Participant terminates service as a director for any reason other than those set forth in clause (b) below, any outstanding Option held by the Participant shall terminate on the earlier of the date on which such Option would otherwise expire or three (3) years after such termination.

(b)	Disability, Death or Retirement. If a Participant’s service as a director is terminated by disability (which condition constitutes total disability under the federal Social Security Acts), death, or retirement upon attaining age seventy (70), the Participant or the representative of the Participant’s estate or beneficiaries thereof to whom the Option has been transferred shall have the right to exercise any outstanding Option until the date on which such Option would otherwise expire.

12. Duration of Plan.

Unless sooner terminated, the Plan shall terminate on April 28, 2014. No Options may be granted after the termination of this Plan; provided, however, that termination of the Plan shall not affect any Options previously granted, which Options shall remain in effect until exercised, surrendered or cancelled, or until they have expired, all in accordance with their terms.

13. Changes in Capital Structure, etc.

In the event of changes in the outstanding common stock of the Corporation by reasons of stock dividends, stock splits, recapitalizations, mergers, consolidations, combination or exchange of shares, separations, reorganizations, or liquidations, the number of Shares available under the Plan in the aggregate and the number of Shares as to which Options may be granted to any Participant shall be correspondingly adjusted by the Committee. In addition, the Committee shall make appropriate adjustments in the number of Shares as to which outstanding Options, or portions thereof then unexercised, shall relate, to the end that the Participant’s appropriate interest shall be maintained as before the occurrence of such event; such adjustment shall be made without change in the total price applicable to the unexercised portion of the Options and with a corresponding adjustment in the option price per Share.

14. Rights as Shareholder.

A Participant entitled to Shares as a result of the exercise of an Option shall not be deemed for any purpose to be, or have rights as, a shareholder of the Corporation by virtue of such exercise, except to the extent a stock certificate is issued therefor and then only from the date such certificate is issued. No adjustments shall be made for dividends or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

15. Expenses.

The expenses of this Plan shall be paid by the Corporation.

16. Compliance with Applicable Law.

Notwithstanding anything herein to the contrary, the Corporation shall not be obligated to cause to be issued or delivered any certificates evidencing Shares to be delivered pursuant to the exercise of an Option, unless and until the Corporation is advised by its counsel that the issuance and delivery of such certificates is in compliance with all applicable laws and regulations of governmental authority. The Corporation shall in no event be obligated to register any securities pursuant to the Securities Act of 1933 (as now in effect or as hereafter amended) or to take any other action in order to cause the issuance and delivery of such certificates to comply with any such law or regulation. The Committee may require as a condition of the issuance and delivery of such certificates and in order to ensure compliance with such laws and regulations, that the Participant make such covenants, agreements and representations as the Committee, in its sole discretion, deems necessary or desirable.

17. Application of Funds.

Any cash proceeds received by the Corporation from the sale of Shares pursuant to options will be used for general corporate purposes.

18. Amendment of the Plan.

The Board may from time to time suspend or discontinue this Plan or revise or amend it in any respect whatsoever; provided, however, that any amendment requiring stockholder approval under Rule 16b-3, as in effect on the Effective Date and as it may be subsequently amended, or approval pursuant to the rules and regulations of The Nasdaq Stock Market, Inc., shall not be made without such approval; and provided further, that the provisions of Sections 6 and 7 of this Plan may not be amended more than once every six (6) months, except as otherwise provided in or permitted by Rule 16b-3 and The Nasdaq Stock Market, Inc. No such suspension, discontinuance, revision or amendment shall in any manner affect any grant theretofore made without the consent of the Participant or the transferee of the Participant, unless necessary to comply with applicable law.

ANNUAL MEETING OF SHAREHOLDERS OF

NEWMIL BANCORP, INC.

April 28, 2004

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

To elect four Directors to serve until the Annual Meeting of Shareholders in 2007 who, with the eight Directors whose terms of office do not expire at this meeting, will constitute the full Board.

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Laurie G. Gonthier

Paul N. Jaber

Robert J. McCarthy

Suzanne L. Powers

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder Date:

FOR AGAINST ABSTAIN

2. To approve amendments to the Corporation’s 1986 Stock Option and Incentive Plan for key offices and employees.

3. To approve amendments to the Corporation’s 1992 Stock Option Plan for Outside Directors.

4. To ratify the appointment of PricewaterhouseCoopers, LLP as independent auditors for the year ending December 31, 2004.

5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 10, 2004, are entitled to notice of and to vote at this meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN REVOKE YOUR PROXY AND VOTE IN PERSON.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

Signature of Shareholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

NEWMIL BANCORP, INC.

19 Main Street

New Milford, Connecticut 06776

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

2004 ANNUAL MEETING OF SHAREHOLDERS — APRIL 28, 2004

PROXY

The undersigned shareholder of NewMil Bancorp, Inc. hereby appoints Joseph Carlson II and Anthony M. Rizzo, Sr. and each of them the proxies of the undersigned with full power of substitution to vote all the shares of NewMil Bancorp, Inc. held of record by the undersigned on March 10, 2004, at the Annual Meeting of Shareholders of the Corporation to be held at the Candlewood Valley Country Club, in New Milford, Connecticut, at 9:30 a.m. on Wednesday, April 28, 2004, and at any adjournment(s) thereof, with all the powers which the undersigned would have if personally present, hereby revoking any proxy theretofore given. A majority of said proxies or their substitutes who attend the meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. If no specification is made, this proxy will be voted “FOR” all nominees for Director and “FOR” proposals 2, 3 and 4. If any other business is properly presented at this Annual Meeting, or any adjournment(s) thereof, this proxy will be voted in accordance with the determination of a majority of the Board of Directors.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

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